UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.       )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒Definitive Proxy Statement

☐Definitive Additional Materials

☐Soliciting Material Pursuant to § 240.14a-12

NB Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒No fee required.

☐Fee paid previously with preliminary materials.

☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Notice of Annual Meeting
of Shareholders and
Proxy Statement

COMPANY CULTURE

130+ years

For the last 130+ years, we’ve worked to help our communities grow and develop with best-in-class products and services that make it possible for anyone to dream, do, and build almost anything.

$1.8M

The Bank is an active partner in the community and surpassed $1.8 million in contributions for 2025. We provide funding to organizations that support health and human services, education, financial literacy and the arts, with a focus on organizations that address social justice, homelessness and food insecurity issues.

OUR CLIENTS

We are honored to be the trusted advisors of the individuals and businesses who are navigating paths to greater growth and success. With speed, personalized attention, and rock-solid financial stability on their side, our clients will make the difference as they move our communities confidently into the future.

Build something lasting. Build something special. Build something with us.

OUR COMMUNITY

Community support isn’t just something that we talk about; it’s something that we do day in and day out because building communities is at the heart of our 130+ year heritage. Needham Bank strives to give over $1.5 million back to the community as charitable contributions annually and proudly supports over 300 local non-profits. Our support goes far beyond just writing a check, we aim to form meaningful and lasting partnerships with the organizations we work with.

March 27, 2026

Dear Fellow Stockholder:

Two years ago, we completed our initial public offering, generating over $400 million from investors to provide the opportunity to grow the balance sheet and provide returns to our shareholders. Since that time, we have grown our balance sheet by $2.5 billion, which includes the acquisition of Provident Bancorp, Inc. (“Provident Acquisition”) during 2025.

2025 brought many opportunities to continue our strategic initiative, which was initially put into place back in 2018. Excluding the Provident Acquisition during 2025, gross loans grew by 9.8% and core deposits grew by 11.3%, both higher than most of our peers. Additionally, as we continue to effectively manage our capital levels, we completed two share repurchase programs during the year and initiated a quarterly dividend midway through the year.

The Provident Acquisition provided us with an expanded physical presence with 7 branches in a market where we were already providing credit to customers. This allows us to grow and move with our customers, while helping us to advance in our technology and innovation.

Our operating results for 2025 speak for themselves, with operating net income of $66.7 million, which excludes merger-related and other one-time non-operating expenses, resulting in operating diluted earnings per share of $1.76, and operating return on average assets and equity of 1.21% and 8.73%, respectively.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the annual meeting. This will not prevent you from voting during the meeting, but will assure that your vote is counted if you are unable to vote during the meeting. Your vote is important, regardless of the number of shares that you own.

Our Proxy Statement and the 2025 Annual Report are available at: https://nbbancorp.com/financials/.

Sincerely,

JOSEPH CAMPANELLIFRANCIS ORFANELLO

Chairman, President & Chief Executive OfficerLead Independent Director

NB Bancorp, Inc. | 2026 Proxy Statement 1

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THE PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND NB BANCORP, INC.’S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2025 ARE EACH AVAILABLE AT HTTPS://NBBANCORP.COM/FINANCIALS/.

2 NB Bancorp, Inc. | 2026 Proxy Statement

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

WHEN	WHERE	RECORD DATE
Wednesday, April 29, 2026 12:00 p.m., Eastern time	Wellesley Gateway 93 Worcester Street Wellesley, MA 02481	March 6, 2026

Notice is hereby given that the 2026 Annual Meeting of Stockholders of NB Bancorp, Inc. will be held on Wednesday, April 29, 2026, at 12:00 p.m., Eastern time.

A Proxy Card and Proxy Statement for the annual meeting are enclosed.

PROPOSALS FOR YOUR VOTE		BOARD VOTING RECOMMENDATION	FOR FURTHER DETAILS
1.	Election of five directors	FOR each nominee	See Page 11
2.	Ratifying the Appointment of our Independent Registered Public Accounting Firm for 2026	FOR	See Page 41

Such other matters as may properly come before the annual meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the annual meeting.

Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on the date or dates to which the annual meeting may be adjourned. Stockholders of record at the close of business on March 6, 2026 are the stockholders entitled to vote at the annual meeting, and any adjournments thereof.

INTERNET	MOBILE VOTING	MAIL
www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	On your Smartphone/ Tablet, open the QR Reader and scan the QR code found on your proxy card. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.	Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

EACH STOCKHOLDER IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE VIA THE INTERNET OR MOBILE VOTING, PER THE INSTRUCTIONS INCLUDED ON THE ENCLOSED PROXY CARD. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE CORPORATE SECRETARY OF NB BANCORP, INC., A WRITTEN REVOCATION OR A DULY EXECUTED PROXY CARD BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE AT THE ANNUAL MEETING.

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THE PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND NB BANCORP, INC.’S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2025 ARE EACH AVAILABLE AT HTTPS://NBBANCORP.COM/FINANCIALS/.

By Order of the Board of Directors

Denise Dunn
Corporate Secretary

Needham, Massachusetts
March 27, 2026

NB Bancorp, Inc. | 2026 Proxy Statement 3

PROXY SUMMARY

Director Nominees

				COMMITTEES
NOMINEES FOR DIRECTOR	IND	AGE	DIRECTOR SINCE	A	ERM	C	NG
Paul Ayoub Chair Nutter McClennen & Fish LLP	✓	70	2023				■
Joseph Campanelli Chairman, President & CEO Needham Bank		69	2017
William Darcey President & CEO Provider Insurance Group	✓	63	2017		■
Joseph Reilly Retired President & CEO Provident Bancorp, Inc. and BankProv		69	2025		■
Mark Whalen Retired CEO Needham Bank	✓	67	2007	■	■	■	■
DIRECTORS WITH TERMS ENDING IN 2027
Angela Jackson Chief Executive Officer Future Forward Strategies	✓	50	2023	■			■
Joseph Nolan Chairman, President & CEO Eversource	✓	63	2023			■
Hope Pascucci President & Principal Rose Grove Capital Management, LLC	✓	58	2023	■	■
Raza Shaikh Managing Director Launchpad Venture Group	✓	52	2023	■	■
DIRECTORS WITH TERMS ENDING IN 2028
Susan Elliott Retired Executive Vice President Federal Home Loan Bank of Boston	✓	72	2020	■
Christopher Lynch President Marshall Resources	✓	64	2010			■
Kenneth Montgomery Retired First Vice President and Chief Operating Officer Federal Reserve Bank of Boston	✓	67	2024		■		■
Francis Orfanello Operating Partner One Rock Capital Partners	✓	67	2007	■	■	■

■  Chair    ■  Member    IND  Independent

Committees: A  Audit    ERM  Enterprise Risk Management    C  Compensation    NG  Nominating and Governance

Gender	Independence	AGE	TENURE

4 NB Bancorp, Inc. | 2026 Proxy Statement

Voting Securities And Principal Holders

Except as otherwise noted below, holders of record of NB Bancorp, Inc.’s shares of common stock, par value $0.01 per share, as of the close of business on March 6, 2026 are entitled to one vote for each share then held. As of March 6, 2026, there were 45,165,174 shares of common stock issued and outstanding.

NB Bancorp, Inc.’s Articles of Incorporation provide that, subject to certain exceptions, record owners of the Company’s common stock that is beneficially owned by a person who beneficially owns in excess of 10% of the Company’s outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Principal Holders

Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of March 6, 2026, the shares of common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock. The mailing address for each of our directors and executive officers is 1063 Great Plain Avenue, Needham, MA 02492.

	Shares of Common
	Stock Beneficially		Percent of Shares of
	Owned as of the		Common Stock
Persons Owning Greater than 5%	Record Date(1)		Outstanding(2)
Needham Bank Employee Stock Ownership Plan	3,339,757		7.4%
1063 Great Plain Avenue
Needham, Massachusetts 02492

BlackRock, Inc.	3,103,770		6.9%
50 Hudson Yards
New York, NY 10001

Pertento Partners	2,343,776		5.2%
111 Park Street
London W1K7JL
United Kingdom

The Vanguard Group	2,301,034		5.1%
100 Vanguard Blvd.
Malvern, PA 19355

Directors
Paul Ayoub	97,512	(3)	*
Joseph Campanelli	497,435	(4)	1.1%
William Darcey	162,639	(5)	*
Susan Elliott	117,195	(6)	*
Angela Jackson	81,255	(7)	*
Christopher Lynch	156,922	(8)	*
Kenneth Montgomery	85,140	(9)	*
Joseph Nolan	87,739	(10)	*
Francis Orfanello	143,140	(11)	*
Hope Pascucci	202,402	(12)	*
Joseph Reilly	53,667	(13)
Raza Shaikh	81,345	(14)	*
Mark Whalen	107,639	(15)	*

Named Executive Officers who are not Directors
JP Lapointe	115,128	(16)	*
Christine Roberts	74,670	(17)	*

All directors and executive officers as a group (23 persons)	2,282,675		5.1%
*	Less than 1%.

NB Bancorp, Inc. | 2026 Proxy Statement 5

(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of NB Bancorp, Inc. common stock if they have shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from March 6, 2026. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct and the named individuals and group exercise sole voting and investment power over the shares of NB Bancorp, Inc. common stock.
(2)	Based on a total of 45,165,174 shares of common stock outstanding as of March 6, 2026.
(3)	Includes 15,000 held by a Trust for which Mr. Ayoub is the trustee and 82,442 shares of unvested restricted stock over which Mr. Ayoub has voting control.
(4)	Includes 4t,000 shares held in Mr. Campanelli’s IRA, 3,000 shares held in a trust managed by Mr. Campanelli, 49,597 shares held in Mr. Campanelli’s 401(k) account, 3,677 shares held in Mr. Campanelli’s ESOP account and 337,161 shares of unvested restricted stock over which Mr. Campanelli has voting control.
(5)	Includes 80,000 shares held in Mr. Darcey’s IRA and 77,639 shares of unvested restricted stock over which Mr. Darcey has voting control.
(6)	Includes 80,761 shares of unvested restricted stock over which Ms. Elliott has voting control and 1,434 shares held by Ms. Elliott’s spouse.
(7)	Includes 77,639 shares of unvested restricted stock over which Ms. Jackson has voting control.
(8)	Includes 60,000 shares held in Mr. Lynch’s retirement account and 82,922 shares of unvested restricted stock over which Mr. Lynch has voting control.
(9)	Includes 80,040 shares of unvested restricted stock over which Mr. Montgomery has voting control.
(10)	Includes 77,639 shares of unvested restricted stock over which Mr. Nolan has voting control.
(11)	Includes 7,500 shares held in Mr. Orfanello’s retirement account and 80,640 shares of unvested restricted stock over which Mr. Orfanello has voting control.
(12)	Includes 80,000 shares held by Ms. Pascucci’s spouse and 77,639 shares of unvested restricted stock over which Ms. Pascucci has voting control.
(13)	Includes 36,465 shares owned by a Trust, 2,788 shares held in Mr. Reilly’s ESOP account and 2,402 shares of unvested restricted stock over which Mr. Reilly has voting control.
(14)	Includes 3,706 shares held in Mr. Shaikh’s retirement account and 77,639 shares of unvested restricted stock over which Mr. Shaikh has voting control.
(15)	Includes 30,000 shares held by a Trust for which Mr. Whalen is the trustee and 77,639 shares of unvested restricted stock over which the individual has voting control.
(16)	Includes 4,018 shares held in Mr. Lapointe’s 401(k) account, 1,779 shares held in Mr. Lapointe’s ESOP account and 105,131 shares of unvested restricted stock over which the individual has voting control.
(17)	Includes 74,670 shares of unvested restricted stock over which Ms. Roberts has voting control.

Quorum

The presence in person or by proxy of holders of a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the annual meeting, the annual meeting may be adjourned in order to permit the further solicitation of proxies.

Votes Required

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder: (i) to vote FOR ALL nominees proposed by the Board; (ii) to WITHHOLD for ALL nominees; or (iii) to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the annual meeting.

As to the ratification of the appointment of Elliott Davis, LLC as our independent registered public accounting firm for the year ending December 31, 2026, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on the matter. The ratification of this matter shall be determined by a majority of the votes cast on the matter. Broker non-votes and abstentions will not affect the outcome of the vote.

6 NB Bancorp, Inc. | 2026 Proxy Statement

Participants in the Needham Bank Employee Stock Ownership Plan and Needham Bank 401(k) Plan

If you participate in the Needham Bank Employee Stock Ownership Plan (the “ESOP”) or the Needham Bank 401(k) Plan (the “401(k) Plan”), you will receive a vote authorization form for each plan that reflects all shares you may direct the trustee to vote on your behalf under the plan. Under each plan, the trustee will vote all shares held by the plan, but each plan participant may direct the trustee how to vote the shares of common stock allocated to his or her account.

The trustee will vote all unallocated shares of Company common stock held by the ESOP plan and all allocated shares for which no voting instructions are received under each plan in the same proportion as shares for which it has received timely voting instructions.

The deadline for returning your ESOP or 401(k) Plan Vote Authorization Form is April 22, 2026 at 11:59 p.m. Eastern time. The telephone and internet voting deadline for ESOP and 401(k) participants is also 11:59 p.m. Eastern time on April 22, 2026. Please note that plan participants must provide voting instructions by the specified deadline, which is earlier than the voting deadline for shareholders of record (who may vote through the closing of the polls at the Annual Meeting).

NB Bancorp, Inc. | 2026 Proxy Statement 7

Compensation Highlights

BALANCE SHEET	NET INTEREST INCOME

Total assets were $7.00 billion as of December 31, 2025, representing an increase of $1.85 billion, or 35.8%, from December 31, 2024. The Provident Acquisition contributed $1.42 billion, or 27.5%, in asset growth. Excluding the Provident Acquisition, assets grew $431.5 million, or 8.4% from December 31, 2024.

Net interest income was $197.9 million for the year ended December 31, 2025, compared to $161.2 million for the prior year, representing an increase of $36.7 million, or 22.9%. Net interest margin expanded from 3.48% in 2024 to 3.79% in 2025.

●
Cash, cash equivalents and investments increased to $676.9 million from $592.1 million, a $84.8 million, or 14.3%, increase from the prior year as a result of the Provident Acquisition and deposit growth outpacing loan growth.
●
Net loans increased to $5.98 billion, representing an increase of $1.67 billion, or 39.2%, from the prior year, primarily from the Provident Acquisition, which increased loans by $1.26 billion, or 28.9%, with the remaining $447.6 million, or 10.3%, representing organic loan growth. Increases were seen in all loan types, with the exception of consumer loans, which decreased $41.1 million, or 16.8%, due to a transfer of a portfolio to held for sale. Increases in loan types were seen in commercial real estate loans, which increased $560.6 million, or 41.1%, multi-family loans, which increased $184.5 million, or 55.4%, commercial and industrial loans, which increased $44.78 million, or 80.0%, construction loans, which increased $146.8 million, or 25.1%, and residential real estate loans, including home equity, which increased $74.9 million, or 6.0%.
●
The growth in the balance sheet was funded by growth in deposits, primarily from core deposits, which increased $1.44 billion, or 37.5%, from the prior year, with $1.01 billion, or 26.2%, from the Provident Acquisition, and $435.2 million, or 11.3%, representing organic deposit growth for the year.

●
The increase in interest income during the year was primarily attributable to increases in the average balance of loans and investments, which contributed increases of $44.5 million, or 16.5%, and $2.7 million, or 38.7%, respectively. As the Provident Acquisition happened in the middle of the fourth quarter, there was not a material impact from the recognition of accretion from fair value adjustments in 2025.
●
The increase in interest expense for the year was primarily driven by increases in volume on interest-bearing deposits, which increased interest expense by $6.0 million, or 4.7%, with the increases primarily from money market accounts. Interest expense on FHLB advances also increased $1.0 million, or 23.1%, during the year, primarily from an increase in average balances.

NONINTEREST INCOME	NONINTEREST EXPENSE
Noninterest income amounted to $16.4 million for the year, an increase of $4.5 million, or 38.1%, from the prior year.

Noninterest expense amounted to $137.8 million for the year, an increase of $35.5 million, or 34.7%, from the prior year. Excluding merger-related expenses, noninterest expense amounted to $120.6 million, an increase of $18.2 million, or 17.8%, from the prior year.

●
Customer service fees amounted to $10.7 million, an increase of $2.9 million, or 37.4%, from prior year, due to increases in cash management service fees, debit card income, and other income from loans.
●
In 2024, loss on sale of available-for-sale securities amounted to $1.9 million from the sale and redeployment of below market-yielding securities during 2024. There were no losses from security sales in 2025.
●
Bank-owned life insurance income increased $1.0 million, or 45.2%, due to higher average balance, as the Company purchased $50 million of higher-earning policies in late 2024, which earned more non-taxable income in 2025. Additionally, $46 million of policies were on the balance sheet for the first half of 2025 until the proceeds from the surrender were received.

●
Merger and acquisition expense increased $17.3 million due to expenses incurred as a result of the Provident acquisition.
●
Salaries and employee benefits expense increased $10.2 million, or 15.2%, from increases in salaries of $6.1 million, or 16.6%, along with increases in bonus expense of $2.3 million, or 32.3%, and health insurance of $1.5 million, or 22.0%, all from increased headcount.
●
Data processing expense increased $2.5 million, or 27.6%, as a result of an increase in core processing charges from the growth on the balance sheet, along with expenses from new software system and technology put into service during the year.

8 NB Bancorp, Inc. | 2026 Proxy Statement

We pay for performance:

CEO	OTHER NEOS

Performance Review

OPERATING NET INCOME (NON-GAAP) $66.7m Compared to $45.5m in 2024	GAAP NET INCOME $51.1m Compared to $42.1m in 2024	OPERATING NONINTEREST EXPENSE (NON-GAAP) $120.6m Compared to $102.0m in 2024

INTEREST AND DIVIDEND INCOME $335.7m Compared to $292.5m in 2024	INTEREST EXPENSE $138.3m Compared to $131.3m in 2024	NET INTEREST INCOME $197.5m Compared to $161.2m in 2024

Please refer to the Company’s Annual Report on Form 10-K for the reconciliation between GAAP and Non-GAAP results.

Board Skills

INDUSTRY EXPERTISE	EXECUTIVE LEADERSHIP	INTERNATIONAL BUSINESS EXPERIENCE

FINANCIAL/ACCOUNTING	RISK MANAGEMENT	HUMAN CAPITAL MANAGEMENT

INFORMATION TECHNOLOGY/ SECURITY	MARKETING	ESG EXPERIENCE

NB Bancorp, Inc. | 2026 Proxy Statement 9

Governance Highlights

Our governance practices align with the ISG (Investor Stewardship Group) Governance Principles:

ISG Principle	Practices we have
Boards are accountable to shareholders
●
The Company added 5 directors to the Board in 2023 after a rigorous, independent search process, they added an additional independent director in 2024, and an additional director in 2025 as a result of the acquisition of Provident Bancorp, Inc.

Boards should have a strong, independent leadership structure
●
With the exception of the Chairman, President & CEO, and Joseph Reilly, who joined from the Provident Acquisition, the remainder of the Board is independent.
●
The Board has a Lead Independent Director, Francis Orfanello.
●
Board committees are comprised of independent directors.

Boards should adopt structures and practices that enhance their effectiveness
●
The Company maintains a Code of Ethics and Employee Handbook.
●
Annual training is provided to all employees on harassment, ethics, insider trading and privacy.
●
Insider Trading, Clawback, Share Ownership Guidelines, and Confidentiality Policies governs the Board and executive management.

Environmental Highlights:

●
Several of the Company’s locations include electric vehicle charging stations.
●
The Company invests in solar partnerships, including battery storage projects, to further reduce carbon footprints.
●
The Company invests in low-income housing tax credit partnerships to help support affordable housing in low- to moderate-income assessment areas.
●
The Company offers a hybrid work schedule, which reduces gasoline consumption and emission.
●
The Company entered into a new lease for executive office space in a LEED-certified building.

10 NB Bancorp, Inc. | 2026 Proxy Statement

PROPOSAL I—ELECTION OF DIRECTORS

Our Board of Directors is comprised of 13 members. Our Bylaws provide that directors are divided into three classes as nearly equal in number as possible, with one class of directors elected annually. Five directors have been nominated for election at the annual meeting to serve for a three-year period and until their respective successors shall have been elected and qualified. The Board of Directors has nominated Paul Ayoub, Joseph Campanelli, William Darcey, Joseph Reilly and Mark Whalen to serve as directors for three-year terms. Each nominee is currently a director of NB Bancorp.

The following sets forth certain information regarding the nominees, the other current members of our Board of Directors, and executive officers who are not directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the annual meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. There are no arrangements or understandings between any nominee or continuing director and any other person pursuant to which such nominee or continuing director was selected. Age information is as of December 31, 2025.

With respect to directors, including nominees, the biographies contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Board of Directors to determine that the person should serve as a director. Each director of NB Bancorp is also a director of Needham Bank.

Board Skills Matrix

	INDUSTRY EXPERTISE	EXECUTIVE LEADERSHIP	INTERNATIONAL BUSINESS EXPERIENCE	RISK MANAGEMENT	FINANCIAL/ ACCOUNTING	HUMAN CAPITAL MANAGEMENT	INFORMATION TECHNOLOGY/ SECURITY	MARKETING	ESG EXPERIENCE

PAUL AYOUB	■	■		■		■		■	■
JOSEPH CAMPANELLI	■	■		■	■
WILLIAM DARCEY	■	■		■	■			■
SUSAN ELLIOTT	■	■		■	■
ANGELA JACKSON	■	■	■	■		■		■	■
CHRISTOPHER LYNCH		■	■	■	■		■	■
KENNETH MONTGOMERY	■	■		■			■
JOSEPH NOLAN		■	■	■	■	■		■	■
FRANCIS ORFANELLO	■	■	■	■	■		■	■
HOPE PASCUCCI	■	■	■	■	■	■
JOSEPH REILLY	■	■		■	■			■
RAZA SHAIKH		■	■	■		■	■
MARK WHALEN	■	■		■	■

NB Bancorp, Inc. | 2026 Proxy Statement 11

Directors

The Nominees For Director, Each For A Three-Year Term, Are:

PAUL AYOUB Chair Nutter McClennen & Fish, LLP
INDEPENDENT
Age: 70	Director Since: 2023	Committees: Nominating and Governance

Career

Paul Ayoub is a practicing attorney and chair of Nutter McClennen & Fish, LLP, a full-service law firm headquartered in Boston, Massachusetts, where he is a partner in the firm’s Real Estate Department and represents clients in the financing and development of commercial real estate projects in Greater Boston, New England and throughout the country. Mr. Ayoub has also served, including as chair, on real estate industry, business and charitable boards.

Reasons for Nomination We believe that Mr. Ayoub’s valuable experience in real estate transactions and corporate governance qualifies him to serve on our board of directors.
Skills

JOSEPH CAMPANELLI Chairman of the Board, President and Chief Executive Officer NB Bancorp, Inc. & Needham Bank
INDEPENDENT
Age: 69	Director Since: 2017	Committees: None

Career

Mr. Campanelli has served as President and Chief Executive Officer of Needham Bank since joining the Bank in January 2017 and was elected Chairman in 2022. Mr. Campanelli has over 40 years of banking experience in a variety of senior and executive positions, including having served as the President and Chief Executive Officer of Sovereign Bancorp, Inc. and its subsidiary Sovereign Bank as well as Chairman, President and Chief Executive Officer of Flagstar Bancorp, Inc. and its subsidiary Flagstar Bank. Mr. Campanelli’s positions as President and Chief Executive Officer foster clear accountability, effective decision-making, a clear and direct channel of communication from senior management to the full board of directors, and alignment on corporate strategy. Additionally, Mr. Campanelli has a long history of community involvement, currently serving on the board of the Massachusetts Business Roundtable, Boys and Girls Club of Boston and The One Hundred Club of Boston.

Reasons for Nomination We believe Mr. Campanelli’s significant banking experience and leadership qualifies him to serve on the board of directors.
Skills

12 NB Bancorp, Inc. | 2026 Proxy Statement

WILLIAM DARCEY President and Chief Executive Officer Provider Group
INDEPENDENT
Age: 63	Director Since: 2017	Committees: Enterprise Risk Management

Career

Mr. Darcey is President and Chief Executive Officer of Provider Group, an insurance agency headquartered in Needham, Massachusetts and Providence, Rhode Island. Mr. Darcey joined Provider Group in 2001 and has served as its President and Chief Executive Officer since 2009. He has over 30 years of experience providing risk management services to businesses and individuals throughout New England and as President and Chief Executive Officer, Mr. Darcey leads Provider Group’s strategic direction, including overseeing sales, marketing, client services, and agency operations.

Reasons for Nomination

We believe Mr. Darcey’s executive management experience, as well as his knowledge of the commercial landscape and trends in our market area, qualifies him to serve on our board of directors.

Skills

JOSEPH REILLY Retired President and Chief Executive Officer Provident Bancorp, Inc. and BankProv
INDEPENDENT
Age: 69	Director Since: 2025	Committees: Enterprise Risk Management

Career

Mr. Reilly is the retired President and Chief Executive Officer of Provident Bancorp, Inc. and BankProv. Mr. Reilly was a director of BankProv since 2018 and Provident Bancorp, Inc. since its inception and served as the Chair of the Board for both entities, until his appointment as Co-President and Co-CEO in January 2023 until February 2024, when he was appointed as President and CEO. Mr. Reilly has more than 35 years of experience in the New Hampshire and Massachusetts banking industry and was the Co-Founder and President/CEO of Centrix Bank, which merged with Eastern Bank in 2014. Prior to Centrix, Mr. Reilly held positions at Bank of New Hampshire, TD Bank, Centerpoint Bank and Fleet Bank. Mr. Reilly is a former Chair and Director of the New Hampshire Bankers Association (NHBA); Chair of the NHBA Legislative Committee; State of New Hampshire Captain for Team 21, a national organization of the American Bankers Association (ABA); and a member of the Government Relations Council of the ABA. Mr. Reilly has also served on numerous not-for-profit board leadership positions.

Reasons for Nomination

We believe Mr. Reilly’s executive management experience, as well as his knowledge of the banking industry, commercial landscape and trends in our market area, especially the area where BankProv operated, qualifies him to serve on our board of directors.

Skills

NB Bancorp, Inc. | 2026 Proxy Statement 13

MARK WHALEN Retired, Former CEO Needham Bank
INDEPENDENT
Age: 67	Director Since: 2007	Committees: Audit, Enterprise Risk Management, Compensation, and Nominating and Governance

Career

Prior to his retirement in 2017, Mr. Whalen was a career banker and from 2007 until his retirement, Mr. Whalen was employed at Needham Bank. He served as President and Chief Operating Officer of Needham Bank from 2014 through 2015 and Chief Executive Officer of Needham Bank from 2015 until his retirement. Prior to his employment at Needham Bank, from 1999 through 2007, Mr. Whalen was President and Chief Executive Officer of Dedham Co-operative Bank, Dedham, Massachusetts. Mr. Whalen has over 40 years of banking experience.

Reasons for Nomination We believe Mr. Whalen’s broad banking experience, as well as his institutional knowledge of Needham Bank and our market areas, qualifies him to serve on the board of directors.
Skills

The Following Directors Have Terms Ending In 2027:

ANGELA JACKSON Chief Executive Officer Future Forward Strategies
INDEPENDENT
Age: 50	Director Since: 2023	Committees: Audit, Nominating and Governance

Career

Dr. Jackson, Ed.L.D., is a lecturer at Harvard University, Cambridge, Massachusetts. She has held teaching positions in a part-time capacity since 2018 and has focused more exclusively as a lecturer since June 2022. In her role at Harvard, among other responsibilities, Dr. Jackson teaches classes on education, entrepreneurship and innovation. In addition to her lecturing responsibilities, from February 2022 until October 2022, Dr. Jackson served as Chief Ecosystem Investment Officer for Kapor Enterprises, a family office, and from June 2018 until February 2022, she was a Managing Partner at New Profit, a venture philanthropy firm headquartered in Boston, Massachusetts where she oversaw Economic Mobility Investments. As an Environment, Social and Corporate Governance (ESG) expert, Dr. Jackson is a frequent lecturer and is a widely published consultant and Board member to numerous organizations and entities, and has advised over 100 enterprises in ESG strategy and oversight.

Reasons for Nomination

We believe that Dr. Jackson’s expertise in the areas of ESG, as well as her knowledge and interaction with civic, charitable and venture philanthropic enterprises in our market area and nationally, qualifies her to serve on our board of directors.

Skills

14 NB Bancorp, Inc. | 2026 Proxy Statement

JOSEPH NOLAN Chairman, President & CEO Eversource
INDEPENDENT
Age: 63	Director Since: 2023	Committees: Compensation

Career

Mr. Nolan is Chairman of the Board, President and Chief Executive Officer of Eversource Energy Service Company, New England’s largest electric, gas and water utility provider and is Chairman and a director of Eversource Energy’s principal subsidiaries, except The Connecticut Light and Power Company. Mr. Nolan was elected President and Chief Executive Officer of Eversource Energy in May 2021 and elected Chairman in 2022. Previously, Mr. Nolan served as Executive Vice President-Strategy, Customer and Corporate Relations of Eversource Energy since February 2020. Prior to that, Mr. Nolan served as Executive Vice President-Customer and Corporate Relations of Eversource Energy from August 2016 to February 2020. Mr. Nolan is active in civic and charitable organizations including serving on the Boards of Directors of the New England Council, Camp Harbor View, Francis Ouimet Scholarship Fund, Long Island Association, and an advisory board member of Intercontinental Real Estate Corporation.

Reasons for Nomination We believe Mr. Nolan’s management and executive experience and his general business acumen qualify him to serve on our board of directors.
Skills

HOPE PASCUCCI President and Principal Rose Grove Capital Management, LLC
INDEPENDENT
Age: 58	Director Since: 2023	Committees: Audit, Enterprise Risk Management

Career

Ms. Pascucci is President and Principal of Rose Grove Capital Management, LLC, headquartered in Wellesley, Massachusetts, which manages fixed-income credit hedge funds focused on preferred stock and hybrid capital markets. Ms. Pascucci has held these positions since the firm’s founding in 2006. Prior to Rose Grove Capital’s founding, Ms. Pascucci served as Co-head of Global Capital Markets for Deutsche Bank in London where her responsibilities included oversight of Global Debt Capital Markets, European and Asian Equity Capital Markets and High Yield/Leveraged Loans. Ms. Pascucci has previously served on the Board of Trustees of Amherst College as well as the Board of Directors of Standard & Poor’s Financial Services LLC.

Reasons for Nomination We believe that Ms. Pascucci’s knowledge of the capital markets, management skills and business acumen qualify her to be on our board of directors.
Skills

NB Bancorp, Inc. | 2026 Proxy Statement 15

RAZA SHAIKH Owner Raza Enterprises, LLC
INDEPENDENT
Age: 52	Director Since: 2023	Committees: Audit, Enterprise Risk Management

Career

Mr. Shaikh, whose legal name is Muhammad Raza, is an entrepreneur and early-stage investor and, since January 2020, is a Managing Director of Launchpad Venture Group, an early-stage angel investment group centered in Boston, Massachusetts. He is also the owner of Raza Enterprises, LLC, a consulting firm founded in January 2019 which focuses on mobile applications and games and, since June 2019, has been a Managing Partner of Beacon Venture Partners, an early-stage Venture Capital Fund for high-growth companies throughout New England. From 2010 until January 2019, Mr. Shaikh was co-Founder and Chief Technology Officer of NorthBay, a consulting firm focused on data analytics, cloud computing and artificial intelligence.

Reasons for Nomination We believe Mr. Shaikh’s extensive business investment analysis, analytics and information technology expertise qualifies him to serve on our board of directors.
Skills

The Following Directors Have Terms Ending In 2028:

SUSAN ELLIOTT Retired EVP Federal Home Loan Bank of Boston
INDEPENDENT
Age: 72	Director Since: 2020	Committees: Audit

Career

Prior to her retirement in 2019, from 1981 until 2019, Ms. Elliott was employed at the Federal Home Loan Bank of Boston in roles of increasing responsibility, including serving as Executive Vice President and Chief Business Officer from 2009 until her retirement. Ms. Elliott was recently elected to serve on the Board of Directors of the Federal Home Loan Bank of Boston.

Reasons for Nomination Ms. Elliott has over 45 years of banking experience and we believe this experience qualifies her to serve on the board of directors. Skills

16 NB Bancorp, Inc. | 2026 Proxy Statement

CHRISTOPHER LYNCH Partner and co-founder Marshall Resources
INDEPENDENT
Age: 64	Director Since: 2010	Committees: Compensation

Career

Mr. Lynch is a Partner and co-founder, since 1995, of Marshall Resources, an information technology services company with offices in Massachusetts, North Carolina and Arizona. Mr. Lynch is also an entrepreneur and investor and since 2003, Mr. Lynch has been the sole owner and operator of various real estate investment entities which purchase, develop and manage commercial real estate properties in Needham, Massachusetts and since 2009 has owned and managed a wine investment company.

Reasons for Nomination

We believe that Mr. Lynch’s experience as a business owner and entrepreneur offers a valuable perspective on developing a successful business, as well as the challenges and risks an organization may face as it grows its product offerings, which qualifies him to serve on our board of directors.

Skills

FRANCIS ORFANELLO Operating Partner One Rock Capital Partners, LLC
INDEPENDENT
Age: 67	Director Since: 2007	Committees: Audit, Enterprise Risk Management, Compensation

Career

Mr. Orfanello is an Operating Partner focused on the Food and Beverage Manufacturing and Distribution vertical for One Rock Capital Partners, LLC, a value-oriented, operationally focused private equity firm headquartered in New York, a position he has held since 2014. Prior to being engaged by One Rock Capital, Mr. Orfanello was a corporate executive for over 20 years at various beverage and food companies as well as service businesses. Mr. Orfanello oversaw national supply chain and sales operations as well as leading strategic initiatives in new product development, manufacturing modernization, opening new channels of distribution and scaling branded consumer products businesses. Mr. Orfanello began his career in a Boston-based accounting firm where he ultimately became a partner. Mr. Orfanello was named Lead Independent Director in September 2024.

Reasons for Nomination We believe Mr. Orfanello’s strategic marketing experience, as well as his financial acumen, qualify him to serve on our board of directors as lease independent director.
Skills

NB Bancorp, Inc. | 2026 Proxy Statement 17

KENNETH MONTGOMERY Retired FVP, Chief Operating Officer Federal Reserve Bank of Boston
INDEPENDENT
Age: 67	Director Since: 2024	Committees: Enterprise Risk Management, Nominating and Governance

Career

Prior to his retirement in 2024, Mr. Montgomery most recently served as First Vice President and Chief Operating Officer at the Federal Reserve Bank of Boston, overseeing critical initiatives, including the $700 million FedNow Service program. From October 2021 to June 2022, Mr. Montgomery served as interim President and Chief Executive Officer of the Federal Reserve Bank of Boston. During the majority of his time in the Federal Reserve Bank system, Mr. Montgomery occupied positions that included oversight of technology groups and systems, including 18 years where Mr. Montgomery served as Executive Vice President and Federal Reserve System Chief Technology Officer based out of the Federal Reserve Bank of Richmond. Mr. Montgomery previously served as an executive committee member of the Greater Boston Chamber of Commerce, chair of the Boston Private Industry Council – Boston's workforce development board, and as an executive committee member of the Boston Municipal Research Bureau. Mr. Montgomery also serves as a national advisory board member and past vice chair of the Advanced Cyber Security Center, a nonprofit consortium made up of industry, university, and government organizations, and is a former member of the Massachusetts Cyber Security Council.

Reasons for Nomination We believe Mr. Montgomery’s extensive regulatory and technology experience, as well as his financial acumen, qualify him to serve on our board of directors.
Skills

18 NB Bancorp, Inc. | 2026 Proxy Statement

Executive Officers Who are Not Directors

JAMES DALEY Age: 42

●
Executive Vice President – Commercial & Industrial Lending, a position he has held since July 2025.
●
Mr. Daley joined Needham Bank in March 2020 and has held senior management roles with increasing responsibility in the Commercial and Industrial Lending group since joining the Bank.
●
Mr. Daley has over 20 years of banking experience, having previously worked at other large financial institutions before joining Needham Bank.

PAUL EVANGELISTA Age: 62

●
Executive Vice President – Consumer Payments and Retail of Needham Bank, a position he has held since April 2025. In this position, Mr. Evangelista has primary responsibility of the Bank’s residential and consumer retail lending business, along with the consumer payment platforms.
●
Prior to this role, Mr. Evangelista was Executive Vice President – Director Specialized Banking Center of Needham Bank, where he was responsible for oversight of the Bank’s cannabis and money service businesses, a position he held since April 2022.
●
From December 2021 until March 2022, Mr. Evangelista was a consultant to Eastern Bank, headquartered in Boston, Massachusetts, advising the institution primarily with respect to the cannabis and money service business it acquired in connection with its November 2021 acquisition of Century Bank, headquartered in Medford, Massachusetts.
●
From December 1999 until its sale to Eastern Bank in November 2021, Mr. Evangelista served in positions of increasing responsibility at Century Bank, having served as an Executive Vice President since December 1999.

KEVIN HENKIN Age: 56

●
Executive Vice President and Chief Credit Officer of Needham Bank, a position he has held since April 2018.
●
In this role, Mr. Henkin has primary responsibility for managing all aspects of the credit risk management framework over the Bank’s lending operations.
●
Mr. Henkin has over 30 years of banking experience, having served at other financial institutions as well as running a bank consulting firm for three years at which Mr. Henkin conducted external loan reviews, stress testing and due diligence for financial institutions.

JP LAPOINTE Age: 43

●
Senior Executive Vice President and Chief Financial Officer, a position he has held since February 2024.
●
Prior to this role, Mr. Lapointe was the Chief Financial Officer of Northeast Bank, Lewiston, Maine, from November 2017 until February 2024.
●
Prior to joining Northeast Bank, Mr. Lapointe served as a Senior Audit Manager at Wolf & Company, P.C. in its external and internal audit practices, with a focus on the financial services sector from 2004 to 2017.
●
Mr. Lapointe is a certified public accountant registered in the Commonwealth of Massachusetts.

STEPHANIE MAIONA Age: 58

●
Executive Vice President and Director of Commercial Real Estate Lending, having served as Senior Commercial Lender since 2011 and becoming Executive Vice President in 2018.
●
Ms. Maiona joined Needham Bank in 2009.
●
She has over 30 years of banking experience, having previously served at other financial institutions as well as serving as a Bank Examiner at the FDIC.

NB Bancorp, Inc. | 2026 Proxy Statement 19

MATTHEW RICHARDSON Age: 55

●
Executive Vice President, Treasury & Cash Management Services, a position he has held since July 2025.
●
In this position, Mr. Richardson has primary responsibility for the Bank’s treasury and cash management services for our commercial customers.
●
Prior to this role, Mr. Richardson was Head of Product Solutions at Citizens Bank, a role he held from December 2010 until July 2025.

CHRISTINE ROBERTS Age: 58

●
Senior Executive Vice President and Chief Operating Officer of Needham Bank, a position she has held since January 2025.
●
Prior to this, Ms. Roberts was Executive Vice President, President of Citizens Pay at Citizens Bank, since April 2022.
●
Prior to this appointment, from September 2021 until September 2022, Ms. Roberts served as Head of Consumer Lending Experience and Engagement and prior to that, served as Head of Student Lending from May 2016 until November 2021.
●
Ms. Roberts has been employed at Citizens Bank since August 2012, where she held positions of increasing responsibility across the institution.

JAMES WHITE Age: 62

●
Executive Vice President and Chief Administrative Officer of Needham Bank, where he oversees all aspects of operations for the Bank, including digital, fraud, customer care centers, loan and deposit operations and facilities management.
●
Mr. White joined Needham Bank in February 2018 as Senior Vice President, Director of Retail Banking and was promoted into his current roles in July 2020.
●
Mr. White has over 40 years of banking experience.

Board Independence

The board of directors has determined that each of our directors, with the exception of directors Campanelli and Reilly, is “independent” as defined in, and for purposes of satisfying the listing standards of, the Nasdaq Stock Market. Director Campanelli is not independent because he is an executive officer of NB Bancorp and Needham Bank. Director Reilly is not independent because he is engaged as a consultant for NB Bancorp and Needham Bank.

In determining the independence of the directors listed above, the board of directors considered relationships between Needham Bank and our directors and officers, including loans and deposit accounts that our directors maintain at Needham Bank, as well as those which are required to be reported under “– Transactions With Certain Related Persons” below.

20 NB Bancorp, Inc. | 2026 Proxy Statement

Board Leadership Structure and Risk Oversight

Our Board of Directors is chaired by Joseph Campanelli, who is also our President and Chief Executive Officer. The Board of Directors believes this provides an efficient and effective leadership model for the Company. Combining the Chairman of the Board and Chief Executive Officer positions fosters clear accountability, effective decision-making, alignment on corporate strategy, and a clear and direct channel of communication from senior management to the full Board of Directors. As President and Chief Executive Officer of the NB Bancorp and Needham Bank, Mr. Campanelli is well positioned to understand the challenges faced by our organization. As a result, he can set our strategic direction, provide day-to-day leadership, and also set the agenda of the Board of Directors.

We understand the risk that an inside Chairman could theoretically manage the Board of Directors’ agenda to limit the consideration of important issues relating to management. To minimize the risk involved with having a joint Chairman and Chief Executive Officer, the independent directors meet in executive sessions periodically to discuss certain matters such as the Chief Executive Officer’s performance and his annual compensation as well as our independent audit and internal controls. In response to this risk, we appointed a Lead Independent Director, who we believe provides a source of leadership that is complimentary to that provided by the Chairman, but is independent of management. We intend to rotate the position of Lead Independent Director, as applicable and when appropriate to do so.

CHAIR OF BOARD OF DIRECTORS AND LEAD INDEPENDENT DIRECTOR

The Board of Directors believes its administration of its risk oversight function is not adversely affected by the Board of Directors’ leadership structure. To assure effective independent oversight, the Board has adopted a number of governance practices, including:

●
a majority independent Board of Directors;
●
periodic meetings in executive session of the independent directors; and
●
annual performance evaluations of the President and Chief Executive Officer by the independent directors.

Joseph Campanelli

Chair of Board of Directors

Combining the Chairman of the Board and Chief Executive Officer positions fosters clear accountability, effective decision-making, alignment on corporate strategy, and a clear and direct channel of communication from senior management to the full Board of Directors.

Francis Orfanello

Lead Independent Director

The Lead Independent Director is responsible for providing input with respect to the preparation of agendas for meetings of the Board of Directors and committees, working with the Chairman and the Corporate Secretary to ensure that the Board of Directors has adequate resources and information to support its activities, serving as chair of Board of Directors meetings in the Chairman’s absence, educating the Board of Directors as to its responsibilities, chairing meetings of the independent directors and serving as a liaison between the Board of Directors and management and among individual directors.

NB Bancorp, Inc. | 2026 Proxy Statement 21

The Board of Directors recognizes that, depending on the circumstances, other leadership models might be appropriate. Accordingly, the Board of Directors periodically reviews its leadership structure and the Board expects to select a lead independent director on an annual basis. The responsibilities of the lead independent director will include leading all Board meetings of “non-management” directors and executive sessions of monthly Board meetings.

The Board of Directors is actively involved in oversight of risks that could affect NB Bancorp. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks, including, but not limited to financial, technology, and business program activities. Each director is a trained professional with years of pertinent experience in their field, which they can apply to their oversight of the Company. The Board of Directors also satisfies this responsibility through reports by the committee chair of all board committees regarding the committees’ considerations and actions, through review of minutes of committee meetings and through regular reports directly from officers responsible for oversight of particular risks within NB Bancorp, Inc. Risks relating to the direct operations of Needham Bank are further overseen by the Board of Directors of Needham Bank, all of whom are the same individuals who serve on the Board of Directors of NB Bancorp. The Board of Directors of Needham Bank also has additional committees that conduct risk oversight. All committees are responsible for the establishment of policies that guide management and staff in the day-to-day operation of NB Bancorp and Needham Bank such as lending, risk management, asset/liability management, investment management and others.

BOARD OF DIRECTORS

The Board of Directors, which is elected by the stockholders, is responsible for the overall management of the business of the Company. It has the ultimate decision-making authority, except with respect to those matters reserved to stockholders. The Board and its committees review the Company’s long-term strategic plans and exercise direct decision-making authority in a number of areas, such as declaring a dividend. The Board endorses, advises and monitors the performance of the senior management team, which is charged with the conduct of the Company’s business and the implementation of the Board’s strategic plan. The Board also reviews development and succession plans for the Company’s senior executive officers, as needed.

Audit Committee	Enterprise Risk Committee	Compensation Committee	Nominating and Governance Committee
●
Oversee the accounting and financial reporting processes and the audits of financial statements;
●
Take or recommend that the Board take, appropriate action to oversee the qualifications, performance and independence of the independent registered public accounting firm;
●
Oversee the system of disclosure controls and internal controls regarding finance, accounting and legal compliance;
●
Review and approve the selection of the internal audit function, as well as the scope and frequency of audits; and
●
Prepare the report required by the rules of the SEC to be included in the proxy statement.

●
Ensure senior management establishes and maintains a proper control environment, including a positive “tone at the top” and attitude of integrity and ethical values;
●
Review guidelines and policies to govern the process for assessing and managing enterprise risks, review benchmarks for major financial exposures from such risks, and monitor and refine the ERM program;
●
Review reports regarding the operation of the ERM Program;
●
Monitor ongoing compliance with all Corporate Governance regulations and recommend changes to current guidelines and practices to the Board, as appropriate; and
●
Review and approve such policies as the Board from time to time may delegate to the ERM Committee, such as BSA/AML, Compliance, Lending, ERM, and Information Technology Policies.

●
Oversee the Company’s overall compensation philosophy;
●
Determine Company objectives relevant to the CEO’s compensation; evaluate the CEO’s performance relative to established goals; and review, evaluate, and determine the CEO’s compensation;
●
Determine goals relevant to the compensation of other executive management; review such officers' performance in light of these goals; and determine such officers' compensation based on this evaluation, taking into consideration the CEO’s recommendations; and
●
Administer succession planning and management development for the executive officers.

●
Lead the search for qualified individuals to become members of the Board and to recommend potential Director nominees to the Board;
●
Assess Directors who are eligible for re-election to the Board, which assessment will consider whether a Director regularly demonstrates the ability to contribute robustly to the Board’s oversight role;
●
Review reports from management regarding the Board and its committees’ compliance with applicable SEC regulations and Nasdaq listing standards; and
●
Review the Board’s committee structure and recommend to the Board for its approval Directors to serve as members of each committee
●
Provide overall assessment of effectiveness of the Board.

22 NB Bancorp, Inc. | 2026 Proxy Statement

References to our Website Address

We use two website addresses: www.nbbancorp.com and www.needhambank.com. References to our website addresses throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules. These references are not intended to, and do not, incorporate the contents of our websites by reference into this proxy statement or the accompanying materials.

Delinquent Section 16(a) Reports

Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on our review of ownership reports required to be filed for the year ended December 31, 2025, except as noted, we believe that all of our executive officers, directors or 10% beneficial owner of our shares of common stock filed ownership reports on a timely basis during 2025. Chief Operating Officer Roberts and Executive Vice President Richardson were each late in filing a Form 3. The Form 3 was subsequently filed in each case. Additionally, former Executive Vice President Bakkala was late in filing a Form 4 with respect to one transaction and Director Elliott was late in filing a Form 4 with respect to two transactions. A Form 4 was subsequently filed in each case.

Code of Ethics for Senior Officers

NB Bancorp has adopted a Code of Ethics for Senior Officers that applies to NB Bancorp’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics for Senior Officers is available on our website at www.nbbancorp.com and can be accessed by clicking “Governance” and then “Governance Documents.” Amendments to and waivers from the Code of Ethics for Senior Officers will also be disclosed on our website.

Attendance at Annual Meetings of Stockholders

NB Bancorp does not have a written policy regarding director attendance at annual meetings of stockholders, although directors are expected to attend these meetings absent unavoidable scheduling conflicts. All of the then-current directors of the Company attended the 2025 Annual Meeting of Stockholders.

Policies and Practices Related to the Grant of Certain Equity Awards

If stock options or similar awards are granted in the future, we expect to adopt a policy not to grant stock options or similar awards in anticipation of the release of material non-public information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and not time the public release of such information based on stock option grant dates. In addition, we expect that our policy will be not to grant stock options or similar awards during periods in which there is material non-public information about the Company, including during “blackout” periods or at any time during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material non-public information. These restrictions do not apply to restricted stock awards or other types of equity awards that do not include an exercise price related to the market price of our common stock on the date of grant.

The Company did not grant any stock options to its executive officers, including the named executive officers, during the year ended December 31, 2025.

Anti-Hedging Policy

NB Bancorp maintains an Anti-Hedging Policy that provides that directors and executive officers are prohibited from engaging in transactions in publicly traded options, such as puts, calls and other derivative securities based on Company stock including any hedging, monetization or similar transactions designed to decrease the risks associated with holding Company stock. In addition, under the Company’s insider trading policy, directors and executive officers are generally prohibited from pledging Company stock as collateral for any loan or holding Company stock in a margin account. The Board of Directors may approve an exception to this policy for a pledge of Company stock as collateral for a loan from a

NB Bancorp, Inc. | 2026 Proxy Statement 23

third party (not including margin debt) where the borrower clearly demonstrates the financial capacity to repay the loan without resorting to the pledged securities. The Board of Directors has not approved any such exception to its policy.

Recoupment/Clawback Policy

The Company maintains a Recoupment/Clawback Policy that is designed to enable the Company to recoup awarded incentive-based compensation in the event that the Company is required to prepare an accounting restatement. The policy is defined to comply with, and to be interpreted in a manner consistent with, Section 10D of the Securities Exchange Act of 1934, as amended, SEC Rule 10D-1 and Nasdaq Listing Rule 5608. Under the policy, in the event of an accounting restatement due to the Company’s material non-compliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct a material error in previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, the Company must recoup erroneously awarded incentive-based compensation previously paid to the Company’s executive officers in accordance with the terms of the policy.

Furthermore, under the policy, the Company is prohibited from indemnifying any executive officer or former executive officer against the loss of erroneously awarded incentive-based compensation and from paying or reimbursing an executive officer for purchasing insurance to cover any such loss.

Communications with the Board of Directors

Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to: NB Bancorp, Inc., 1063 Great Plain Avenue, Needham, Massachusetts 02492, Attention: Board of Directors. The letter should indicate that the sender is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Corporate Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Corporate Secretary may attempt to handle an inquiry directly (for example, where it is a request for information about NB Bancorp or it is a stock-related matter). The Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate. At each Board of Directors meeting, the Corporate Secretary shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors on request.

Insider Trading Arrangements and Policy

The Company has adopted an Insider Trading Policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers and employees, as well as by NB Bancorp itself, that we believe is reasonable designed to promote compliance with insider trading laws, rules and regulations, and the Nasdaq exchange listing standards.

While the Company does not have a formal policy or obligation that requires it to grant or award equity-based compensation on a specific date, the Compensation Committee and the Board expect to adopt a practice of not granting stock options to executive officers during closed quarterly trading windows as determined under the Company’s Insider Trading Policy. Consequently, the Company does not expect to grant any stock options to any named executive officers within four business days preceding the filing with the SEC of any report on Forms 10-K, 10-Q or 8-K that discloses material non-public information. The Compensation Committee and the Board do not take material non-public information into account when determining the timing of equity awards and do not time the disclosure of non-public information in order to impact the value of executive compensation.

The Company did not grant any stock options to its executive officers, including the named executive officers, during the year ended December 31, 2025.

Meetings and Committees of the Board of Directors

The business of NB Bancorp is conducted at regular and special meetings of the Board of Directors and its committees. In addition, the “independent” members of the Board of Directors (as defined in the listing standards of the Nasdaq Stock Market) meet in executive sessions. The standing committees of the Board of Directors of NB Bancorp are the Audit Committee, Enterprise Risk Management Committee, Compensation Committee and the Nominating and Governance Committee.

Our Board of Directors has adopted a written charter for each of the Audit Committee, Compensation Committee and the Nominating and Governance Committee, which are available on our website at www.nbbancorp.com and can be accessed by clicking “Governance — Governance Documents.”

24 NB Bancorp, Inc. | 2026 Proxy Statement

The Board of Directors held 12 regular meetings during the year ended December 31, 2025. No member of the Board of Directors or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees on which he or she served (during the periods that he or she served).

With the exception of Compensation Committee, Directors are encouraged to attend committee meetings even if they do not sit on the committee. In addition to the committees discussed in here, the Company also has a Community Reinvestment Act Committee and a Large Credit Committee, both of which are comprised of members from the Board of Directors.

The following table identifies our standing committees and their members, with the blue dot designating the Committee Chair. All members of the Audit Committee, Compensation Committee and Nominating and Governance Committee are independent in accordance with the listing standards of the Nasdaq Stock Market and the rules and regulations of the Securities and Exchange Commission.

COMMITTEES
			ENTERPRISE		NOMINATING
DIRECTORS	INDEPENDENT	AUDIT	RISK MANAGEMENT	COMPENSATION	AND GOVERNANCE
Paul Ayoub	✓				■
Joseph Campanelli
William Darcey	✓		■
Susan Elliott	✓	■
Angela Jackson	✓	■			■
Christopher Lynch	✓			■
Kenneth Montgomery	✓		■		■
Joseph Nolan	✓			■
Francis Orfanello	✓	■	■	■
Hope Pascucci	✓	■	■
Joseph Reilly			■
Raza Shaikh	✓	■	■
Mark Whalen	✓	■	■	■	■
NUMBER OF MEETINGS IN 2025		8	8	12	6

NB Bancorp, Inc. | 2026 Proxy Statement 25

AUDIT COMMITTEE	Number of Meetings in 2025: 8

Susan Elliott (Chair)	Angela Jackson	Francis Orfanello	Hope Pascucci	Raza Shaikh	Mark Whalen

The Audit Committee assists the Board of Directors in discharging its duties related to the integrity of our financial statements, our compliance with legal and regulatory requirements, our independent auditors’ qualifications, independence and performance, the performance of our internal audit function, our accounting and financial reporting process and financial statement audits. The Audit Committee meets periodically with our independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters.

The Board of Directors has determined that Susan Elliott is an “audit committee financial expert,” as such term is defined by the rules and regulations of the Securities and Exchange Commission. Ms. Elliott is independent under the listing standards of the Nasdaq Stock Market.

Audit Committee Report

The Audit Committee has issued a report that states as follows:

●	We have reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2025.
●	We have discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board Auditing Standard.
●	We have received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that NB Bancorp, Inc. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Susan Elliott (Chair)

Angela Jackson

Francis Orfanello

Hope Pascucci

Raza Shaikh

Mark Whalen

26 NB Bancorp, Inc. | 2026 Proxy Statement

ENTERPRISE RISK MANAGEMENT COMMITTEE	Number of Meetings in 2025: 8

William Darcey (Chair)	Kenneth Montgomery	Francis Orfanello	Hope Pascucci	Joseph Reilly	Raza Shaikh	Mark Whalen

The Enterprise Risk Management (“ERM”) Committee provides corporate oversight relative to the risks associated with conducting business as an integrated financial services provider. The ERM Committee provides a framework to proactively identify and evaluate potential risks to the Company and to mitigate those risks to the fullest extent possible. The work of the ERM Committee is also intended to provide a sound basis for integrated risk management and internal controls as key components of strong corporate governance. The Committee provides oversight of the Company’s enterprise-wide risk management frameworks, designed to promote the understanding, assessment, and proactive management of risks associated with various business activities and strategies, including technology and business program activities. NB Bancorp’s core values drive a culture of high performance, coupled with the highest ethical standards and business practices, and the ERM Committee reviews activities to ensure that the corporate culture and the risk culture are in full alignment.

COMPENSATION COMMITTEE	Number of Meetings in 2025: 12

Christopher Lynch (Chair)	Joseph Nolan	Francis Orfanello	Mark Whalen

The Compensation Committee approves our compensation objectives and establishes the compensation for the President and Chief Executive Officer and other executives. Our Chief Executive Officer makes recommendations to the Compensation Committee from time to time regarding the appropriate mix and level of compensation for other executives. Those recommendations consider the objectives of our compensation philosophy and the range of compensation programs authorized by the Compensation Committee. The Compensation Committee reviews all compensation components for our President and Chief Executive Officer and other highly compensated executive officers’ compensation including base salary, annual short-term incentives, long-term incentives, and other perquisites. In addition to reviewing competitive total compensation market values, the Compensation Committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executive’s total compensation package, including, but not limited to, the level of responsibility and performance of the individual executive officers, the overall performance of NB Bancorp and a peer group analysis of compensation paid at institutions of comparable size and complexity. The Compensation Committee also considers the recommendations of the Chief Executive Officer with respect to the compensation of executive officers other than the Chief Executive Officer. The Compensation Committee also reviews executive compensation in relation to Company, department and individual results relative to the strategic plan. The Compensation Committee utilizes a pay-for-performance approach for compensation at all levels of the Company, while avoiding tying compensation to any one metric, which could incentivize enhanced short-term results, while diminishing long-term value creation.

During the year ended December 31, 2025, the Compensation Committee engaged Meridian Compensation Partners to conduct market compensation reviews for its named executive officers and directors.

NB Bancorp, Inc. | 2026 Proxy Statement 27

NOMINATING AND GOVERNANCE COMMITTEE	Number of Meetings in 2025: 6

Mark Whalen (Chair)	Paul Ayoub	Angela Jackson	Kenneth Montgomery

The Nominating and Governance Committee is responsible for the annual selection of the Board of Directors’ nominees for election as directors and developing and implementing policies and practices relating to corporate governance including, in developing, recommending and overseeing a process to assess Board effectiveness and in developing and recommending the Company’s corporate governance guidelines.

When identifying nominees to serve as director, the Nominating and Governance Committee seeks to create a Board of Directors that is strong in its collective knowledge and has a diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge and corporate governance.

28 NB Bancorp, Inc. | 2026 Proxy Statement

Nominating and Governance Committee Procedures

It is the policy of the Nominating and Governance Committee of the Board of Directors to consider director candidates recommended by stockholders who appear to be qualified to serve on the Board of Directors. The Nominating and Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating and Governance Committee’s resources, the Nominating and Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Diversity Considerations. The Board of Directors does not have a formal policy or specific guidelines regarding diversity among board members. However, the Board of Directors seeks members who represent a mix of backgrounds that will reflect the diversity of our stockholders, employees, and customers, and experiences that will enhance the quality of the Board of Directors’ deliberations and decisions. As the holding company for a community bank, the Board of Directors also seeks directors who can continue to strengthen Needham Bank’s position in its community and can assist Needham Bank with business development through business and other community contacts.

Process for Identifying and Evaluating Nominees; Director Qualifications. The Board of Directors considers the following criteria in evaluating and selecting candidates for nomination:

1	Contribution to Board

NB Bancorp endeavors to maintain a Board of Directors that possesses a wide range of abilities. Thus, the Board of Directors will assess the extent to which the candidate would contribute to the range of talent, skill and expertise appropriate for the Board of Directors. The Board of Directors will also take into consideration the number of public company boards of directors, other than NB Bancorp’s, and committees thereof, on which the candidate serves. The Board of Directors will consider carefully the time commitments of any candidate who would concurrently serve on the boards of directors of more than three public companies other than NB Bancorp, it being the policy of NB Bancorp to limit public company directorships to three companies other than NB Bancorp.

▼

2	Experience

NB Bancorp is the holding company for an insured depository institution. Because of the complex and heavily regulated nature of NB Bancorp’s consolidated business, the Board of Directors will consider a candidate’s relevant financial, regulatory and business experience and skills, including the candidate’s knowledge of the banking and financial services industries, familiarity with the operations of public companies and ability to read and understand fundamental financial statements, as well as real estate and legal experience.

▼

3	Familiarity with and Participation in Local Community

NB Bancorp is a community-orientated organization that serves the needs of local consumers and businesses. In connection with the local character of NB Bancorp’s business, the Board of Directors will consider a candidate’s familiarity with NB Bancorp’s market area (or a portion thereof), including without limitation the candidate’s contacts with and knowledge of local businesses operating in NB Bancorp’s market area, knowledge of the local real estate markets and real estate professionals, experience with local governments and agencies and political activities, and participation in local business, civic, charitable or religious organizations.

NB Bancorp, Inc. | 2026 Proxy Statement 29

4	Integrity

Due to the nature of the financial services provided by NB Bancorp and its subsidiaries, NB Bancorp is in a special position of trust with respect to its customers. Accordingly, the integrity of the Board of Directors is of utmost importance to developing and maintaining customer relationships. In connection with upholding that trust, the Board of Directors will consider a candidate’s personal and professional integrity, honesty and reputation, including, without limitation, whether a candidate or any entity controlled by the candidate is or has in the past been subject to any regulatory orders, involved in any regulatory or legal action, or been accused or convicted of a violation of law, even if such issue would not result in disqualification for service under NB Bancorp’s Bylaws.

▼

5	Stockholder Interests and Dedication

A basic responsibility of directors is the exercise of their business judgment to act in what they reasonably believe to be in the best interests of NB Bancorp and its stockholders. In connection with such obligation, the Board of Directors will consider a candidate’s ability to represent the best interests of NB Bancorp and its stockholders, including past service with NB Bancorp or Needham Bank and contributions to their operations, the candidate’s experience or involvement with other local financial services companies, the potential for conflicts of interests with the candidate’s other pursuits, and the candidate’s ability to devote sufficient time and energy to diligently perform his or her duties, including the candidate’s ability to personally attend board and committee meetings.

▼

6	Independence

The Board of Directors will consider the absence or presence of material relationships between a candidate and NB Bancorp (including those set forth in applicable listing standards) that might impact objectivity and independence of thought and judgment. In addition, the Board of Directors will consider the candidate’s ability to serve on any Board committees that are subject to additional regulatory requirements (e.g., Securities and Exchange Commission regulations and applicable listing standards). If NB Bancorp should adopt independence standards other than those set forth in the Nasdaq Stock Market listing standards, the Board of Directors will consider the candidate’s potential independence under such other standards.

▼

7	Diversity

The Board of Directors understands the importance and value of diversity in general and, in particular, on the Board of Directors and will strive to maintain a Board of qualified directors that will take into account the diverse backgrounds and experiences of individuals residing in the communities served by NB Bancorp. NB Bancorp understands that if a Board of Directors is not both diverse and inclusive, it may lack credibility with its management, investors, customers, employees, and other stakeholders. In this regard, the Nominating and Governance Committee will consider qualified candidates who self-identify in one or more of the following categories to include in the pool from which candidates are chosen: female, under-represented minority groups, or LGBTQ+.

▼

8	Additional Factors

The Board of Directors will also consider any other factors it deems relevant to a candidate’s nomination, including the extent to which the candidate helps the Board of Directors reflect the diversity of NB Bancorp’s stockholders, employees, customers and communities. The Board of Directors also may consider the current composition and size of the Board of Directors, the balance of management and independent directors, and the need for audit committee or other expertise.

30 NB Bancorp, Inc. | 2026 Proxy Statement

The Board of Directors identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service, including the current members’ board and committee meeting attendance and performance, length of board service, experience and contributions, and independence. Current members of the Board of Directors with skills and experience that are relevant to NB Bancorp’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective or skills. If there is a vacancy on the Board of Directors because any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the Board of Directors would determine the desired skills and experience of a new nominee (including a review of the skills set forth above), may solicit suggestions for director candidates from all board members and may engage in other search activities.

The Board of Directors may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to our Corporate Secretary at 1063 Great Plain Avenue, Needham, Massachusetts 02492. The Board of Directors has adopted a procedure by which stockholders may recommend nominees to the Board of Directors. Stockholders who wish to recommend a nominee must write to NB Bancorp’s Corporate Secretary and such communication must include:

●	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Board of Directors;
●	The name and address of the stockholder as they appear on NB Bancorp’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;
●	The class or series and number of shares of NB Bancorp’s capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;
●	A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;
●	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;
●	The name, age, personal and business address of the candidate and the principal occupation or employment of the candidate;
●	The candidate’s written consent to serve as a director;
●	A statement of the candidate’s business and educational experience and all other information relating to such person that would indicate such person’s qualification to serve on NB Bancorp’s Board of Directors; and
●	Such other information regarding the candidate or the stockholder as would be required to be included in NB Bancorp’s proxy statement pursuant to Securities and Exchange Commission Regulation 14A.

To be timely, the submission of a candidate for director by a stockholder must be received by the Corporate Secretary at least 120 days prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting of stockholders. If (i) less than 90 days’ prior public disclosure of the date of the meeting is given to stockholders and (ii) the date of the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, a stockholder’s submission of a candidate shall be timely if delivered or mailed to and received by the Corporate Secretary of NB Bancorp, Inc. no later than the 10th day following the day on which public disclosure (by press release issued through a nationally recognized news service, a document filed with the Securities and Exchange Commission, or on a website maintained by NB Bancorp, Inc.) of the date of the annual meeting is first made.

Submissions that are received and that satisfy the above requirements are forwarded to the Board of Directors for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating other candidates that it considers.

There is a difference between the recommendations of nominees by stockholders pursuant to this policy and a formal nomination (whether by proxy solicitation or in person at a meeting) by a stockholder. Stockholders have certain rights under applicable law with respect to nominations, and any such nominations must comply with applicable law and provisions of the Bylaws of NB Bancorp. See “Stockholder Proposals and Nominations.”

NB Bancorp, Inc. | 2026 Proxy Statement 31

Transactions With Certain Related Persons

The Sarbanes-Oxley Act of 2002 generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from such prohibition for loans made by federally insured financial institutions, such as Needham Bank, to their executive officers and directors in compliance with federal banking regulations. At December 31, 2025, all of our loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Needham Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original repayment terms at December 31, 2025, and were made in compliance with federal banking regulations.

Needham Bank utilizes the services of Nutter McClennen & Fish, LLP (“Nutter”), a full-service law firm headquartered in Boston, Massachusetts, of which director Paul Ayoub is a partner. During 2025, Needham Bank paid approximately $1,036,000 in fees to Nutter for various legal services, and additionally, during 2025, Nutter received approximately $648,000 in fees from borrowers in connection with closings of loan transactions in which Needham Bank was the lender.

Pursuant to our Policy and Procedures for Approval of Related Person Transactions, the Board of Directors periodically reviews, no less frequently than twice a year, a summary of transactions in excess of $25,000 with our directors, executive officers, and their family members, for the purpose of determining whether the transactions are within our policies and should be ratified and approved. Additionally, pursuant to our Code of Business Conduct and Ethics, all of our executive officers and directors must disclose any personal or financial interest in any matter that comes before NB Bancorp.

Executive Compensation

Our Named Executive Officers are as follows:

JOSEPH CAMPANELLI Chairman, President and Chief Executive Officer	CHRISTINE ROBERTS Senior Executive Vice President and Chief Operating Officer	JP Lapointe Senior Executive Vice President and Chief Financial Officer

2025 Peer Group

PEER GROUP

● Amalgamated Financial Corp. ● Arrow Financial Corporation ● Camden National Corporation ● Columbia Financial, Inc. ● ConnectOne Bancorp, Inc. ● Dime Community Bancshares, Inc.	● Flushing Financial Corporation ● HarborOne Bancorp, Inc. ● Kearny Financial Corp. ● Northeast Bank ● Northfield Bancorp, Inc. ● OceanFirst Financial Corp.	● Orrstown Financial Services, Inc. ● Peapack-Gladstone Financial ● Tompkins Financial Corporation ● TrustCo Bank Corp NY ● Univest Financial Corporation

32 NB Bancorp, Inc. | 2026 Proxy Statement

Summary Compensation Table

The following table sets for the years ended December 31, 2025 and 2024 certain information for our principal executive officer and the two most highly compensated executive officers (other than the principal executive officer) whose total compensation exceeded $100,000 for the year ended December 31, 2025. These individuals are sometimes referred to as the “named executive officers.”

					Non-equity	Nonqualified
					Incentive Plan	Deferred	All Other
Name and		Salary	Bonus	Stock Awards	Compensation	Compensation	Compensation	Total
Principal Position	Year	($)	($)	($)(1)	($)(2)	Earnings ($)(3)	($)(4)	($)
Joseph Campanelli	2025	1,022,580	1,862,662	4,500,000	411,946	—	301,667	8,098,855
Chairman, President and Chief Executive Officer	2024	988,000	1,030,000		465,893	—	295,686	2,779,579
Christine Roberts (5)	2025	425,000	771,904	1,000,000	—	—	13,077	2,209,981
Senior Executive Vice President and Chief Operating Officer
JP Lapointe	2025	385,000	490,903	1,500,000	23,031	—	58,651	2,457,585
Senior Executive Vice President and Chief Financial Officer	2024	320,833	345,000	—	213,053	—	16,154	895,040
(1)	Represents the aggregate grant date fair value of restricted stock awards (“RSAs”) granted in 2025, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, which for RSAs was equal to the 10-day volume-weighted average price, resulting in a grant date value of $16.41 on April 24, 2025, multiplied by the number of RSAs in the grant.
(2)	Messrs. Campanelli and Lapointe and Ms. Roberts did not receive grants in 2025 related to 2024 performance. 2025 and 2024 amounts for Messrs. Campanelli and Lapointe reflect earnings on previously awarded grants. Earnings on previous grants for Messrs. Campanelli and Lapointe in 2025 were $411,946 and $23,031, respectively. The earnings on previous grants are based on pre-existing formulas calculated based on increases in the tangible capital of the Bank as approved by the Compensation Committee.
(3)	Earnings credited to amounts deferred under the Nonqualified Deferred Compensation Plan in 2025 and 2024 were credited at 5.13% and 5.25%, respectively, and are considered at-market rates.
(4)	The compensation set forth in the “All Other Compensation” column for 2025 is detailed in the following table:

	401(k) Plan	ESOP	Personal	Deferred
	Employer	Employer	Benefit	Compensation	Total All Other
	Contributions	Contributions	Allotment	Plan	Compensation
	($)	($)	($)(a)	($)(b)	($)
Joseph Campanelli	28,000	35,151	34,000	204,516	301,667
Christine Roberts	13,077	—	—	—	13,077
JP Lapointe	23,500	35,151	—	—	58,651
(a)	Represents the amount of personal benefit allowance under the executive’s employment agreement.
(b)	Represents employer contributions made to the Non-Qualified Deferred Compensation Plan for Officers for the benefit of Mr. Campanelli.
(5)	Ms. Roberts was appointed EVP, Chief Operating Officer effective January 6, 2025. The bonus amount includes a $230,000 signing bonus, which was paid upon the commencement of Ms. Roberts’ employment.

Employment Agreements. Needham Bank has entered into an employment agreement with Mr. Campanelli. The term of the employment agreement with Mr. Campanelli is three years, currently expiring on January 1, 2029. The term of the employment agreement automatically extends on each January 1st (the “Renewal Date”) for one year, so that the term again becomes three years, unless either Needham Bank or Mr. Campanelli provides written notice to the other party at least 90 days prior to the Renewal Date notifying the other party of his or its election not to renew the term of the employment agreement. Notwithstanding the foregoing, in the event NB Bancorp or Needham Bank enters into a transaction that would constitute a change in control, as defined under the employment agreements, the term of the agreements would automatically extend so that they would expire no less than three years following the effective date of the change in control.

The employment agreements specify the base salary of Mr. Campanelli, which is currently $1,058,370. The Board of Directors or the Compensation Committee of the Board of Directors of Needham Bank may increase, but not decrease (except for certain across-the-board reductions), Mr. Campanelli’s base salary. In addition to base salary, the agreement provides that Mr. Campanelli will participate in short-term and long-term incentive compensation arrangements and receive certain fringe benefits from Needham Bank. In addition, Mr. Campanelli receives an annual personal benefits allotment of

NB Bancorp, Inc. | 2026 Proxy Statement 33

$34,000. Needham Bank will also reimburse Mr. Campanelli for reasonable travel and business expenses incurred in the performance of his duties.

Under the employment agreements, in the event of Mr. Campanelli’s termination of employment, the executive will receive (i) any earned but unpaid base salary, (ii) any unpaid expense reimbursements, (iii) any accrued but unpaid vacation, (iv) any earned but unpaid short-term and long-term incentive compensation for the calendar year preceding the year in which the termination occurs and (v) except in the event of a voluntary termination by the executive without good reason or a termination by Needham Bank for cause, a prorated portion of the executive’s targeted short-term and long-term incentive compensation for the year in which the termination occurs. In addition, Needham Bank will provide Mr. Campanelli with any vested benefits under employee benefit plans of Needham Bank. These payments and benefits are referred to as the “Automatic Termination Payments.”

In the event Needham Bank terminates Mr. Campanelli’s employment without cause or the executive voluntary resigns for “good reason,” in addition to the Automatic Termination Benefits, and subject to Mr. Campanelli signing and not revoking a release of claims, Needham Bank will pay Mr. Campanelli a severance payment equal to three times the sum of (i)  base salary and (ii) the highest annual short-term incentive compensation awarded for the three fiscal years ending before the year in which the termination occurs. Needham Bank will also provide a payment equal to two times the personal benefit allotment. Needham Bank will also make an additional payment equal to thirty-six (36) times the total monthly cost for participation (by Mr. Campanelli and his dependents, if applicable) in the Needham Bank’s group life, medical and dental insurance plans. These payments will be made in a single lump sum within ten days of the effective date of the release agreement. In addition to these payments, Mr. Campanelli will fully vest in any non-qualified deferred compensation plan in which he participates.

With respect to payments and benefits made or provided in connection with a change in control, if the payments and benefits constitute an excess parachute payment, then Mr. Campanelli may elect between (i) reducing the payments and benefits to an amount that is one dollar less than three times his “base amount” (as that term is defined for Section 280G of the Internal Revenue Code) or (ii) accepting all of the payments and benefits and paying any resulting income and excise taxes on the payments.

For purposes of the employment agreements, the term “good reason” includes (i) failure of Needham Bank to continue Mr. Campanelli in his current employment positions, (ii) a material adverse change in the nature or scope of his responsibilities, titles, authorities, powers, functions or duties (including the failure of Needham Bank to permit the executive to attend board meetings), (iii) an involuntary reduction in base salary except an across the board reduction affecting similarly affected executive management employees, (iv) an involuntary relocation by more than twenty-five (25) miles driving distance, (v) a material breach of the employment agreement, (vi) a change in control, as defined in the employment agreement, provided Mr. Campanelli terminates employment within three years of the effective date of the change in control, and (vii) Needham Bank’s election to not renew the term of the employment agreement, provided Mr. Campanelli terminates his employment within 90 days of the notice from Needham Bank to not renew the term of the employment agreement.

For purposes of the employment agreements, the term “cause” means (i) a conviction by the executive or entry of a plea of guilty or nolo contendere or an admission of sufficient facts with respect to any criminal offense involving dishonesty or breach of trust or any felony crime of moral turpitude, (ii) the commission of an act of fraud upon Needham Bank, (iii) the willful refusal to perform the duties reasonably assigned to the executive, which failure last for more than 30 days, (iv) a willful breach of fiduciary duty or willful misconduct of the commission of an act of moral turpitude that materially and adversely affects Needham Bank or has the ability to do so and (v) a material breach of the breach of the employment agreement by Mr. Campanelli.

The employment agreement terminates upon death or disability. In the event of death or disability, as applicable, Needham Bank will pay Mr. Campanelli’s beneficiary or the executive, as applicable, the base salary for a period of twelve months.

During the term of the employment agreement and for a period of one year following Mr. Campanelli’s termination of employment, the executive will be required to adhere to non-solicitation restrictions set forth in the employment agreement. In addition, during the term of the employment and for a period of one year following the termination of Mr. Campanelli’s employment by Needham Bank without cause or by Mr. Campanelli for good reason, Mr. Campanelli will be required to adhere to one-year non-competition restrictions in favor of Needham Bank.

34 NB Bancorp, Inc. | 2026 Proxy Statement

Change in Control Agreement. NB Bancorp and Needham Bank entered into change in control agreements with Mr. Lapointe, Senior Executive Vice President and Chief Financial Officer and Ms. Roberts, Senior Executive Vice President and Chief Operating Officer.

The change in control agreements have a term of 24 months. Each year, the term of the change in control agreements extends for an additional 12 months, so that the term is again 24 months, unless either party gives at least 60 days written notice of non-renewal to the other. If a change in control occurs during the term of the change in control agreements, the term of the agreement automatically renew for 24 months from the effective date of the change in control.

In the event the executive’s employment involuntary terminates for reasons other than cause, or in the event of the executive’s resignation for “good reason,” in either case following a change in control and during the term of the agreements, the executive will receive a severance payment, paid in a single lump sum, equal to one and one-half times the sum of the executive’s base salary and the annual total incentive bonus that would have been earned in the year of the change in control at target bonus opportunity. In addition, if the executive elects COBRA coverage, the executive will be reimbursed for the monthly COBRA premium payments for up to 24 months. For purposes of the change in control agreement, the term “good reason” includes (i) the assignment to the executive of any duties which are materially inconsistent with the executive’s positions, duties, responsibilities immediately prior to a change in control, or a material change in the executive’s reporting responsibilities, titles or offices as an officer and employee and as in effect immediately prior to the change in control, or any removal of the executive from or any failure to re-elect the executive to any of her responsibilities, titles or offices, (ii) a reduction in the executive’s base salary or bonus/incentive award opportunity under Needham Bank’s (or its successor’s) incentive compensation plans or arrangements as in effect immediately prior to the date of the change in control or as the same may be increased from time to time thereafter or a reduction in the package of fringe benefits provided to the executive as in effect immediately prior to the date of the change in control, (iii) a change in the executive’s principal place of employment by a distance in excess of twenty-five (25) miles from its location immediately prior to the change in control; or (iv) the failure of the successor to assume and honor the change in control agreement. With respect to payments and benefits made or provided in connection with a change in control, if the payments and benefits constitute an excess parachute payment, then the payments and benefits will be reduced to an amount that is one dollar less than three times his “base amount” (as that term is defined for Section 280G of the Internal Revenue Code) if doing so would result in a higher after-tax benefit to the executive than the executive receiving all of the payments and benefits and paying any income and excise taxes on those amounts.

Bonus Policy. Under Needham Bank’s informal bonus policy for management employees, the President and Chief Executive Officer, Senior Executive Vice President and Chief Operating Officer, and Senior Executive Vice President and Chief Financial Officer recommend bonuses for management employees, based on a targeted percentage of the employee’s base salary, to the Compensation Committee. During 2025, the Compensation Committee used formula-based metrics to determine bonuses for the President and Chief Executive Officer, the Senior Executive Vice President and Chief Operating Officer and the Senior Executive Vice President and Chief Financial Officer, based on a targeted percentage of base salary and several quantitative and qualitative measures.

Stock Awards. At the Company’s 2025 Annual Shareholder Meeting, the NB Bancorp, Inc. 2025 Equity Incentive Plan (the “2025 Plan”) was approved by shareholder and adopted by the Company. Under the plan, the maximum number of shares that can be granted is equal to 5,978,801, which is comprised of 4,270,572 shares that may be granted as stock options and 1,708,229 shares that can be granted as stock awards. However, the number of shares that may be granted under the 2025 Plan is fungible, which means that each stock options available can be granted as a stock award, provided that each stock award granted in excess of the above amounts reduces the number of stock options available to be granted by three (3). The grant date fair value to determine the number of restricted shares granted is calculated using the 10-day volume-weighted average pricing, inclusive of the grant date, as elected by the Compensation Committee.

On April 24, 2025, the following time-based restricted stock awards were granted to our NEOs as follows:

NEO	2025 Time-Based Restricted Stock ($)	Time-Based Restricted Stock (#)
Joseph Campanelli	$4,500,000	274,146
Christine Roberts	$1,000,000	60,921
JP Lapointe	$1,500,000	91,382

Long-Term Incentive Plan. Needham Bank sponsors the Needham Bank Long-Term Incentive Plan (the “LTIP”) for a select group of management or highly compensated employees, including the named executive officers. Each year, after the end of the calendar year, Needham Bank makes awards under the LTIP to participants based on employee performance. The size of any award made to a participant, as well as the terms and conditions of that award, including individual and bank performance metrics and vesting conditions, are set forth in a grant agreement specific to each participant. An LTIP award will be paid to a participant within 75 days of becoming vested and the award is the total of the original award plus crediting for the appreciation of Needham Bank’s tangible book value. Vesting typically occurs after three years. Participants may

NB Bancorp, Inc. | 2026 Proxy Statement 35

defer the receipt of the award if the deferral complies with certain rules and procedures. Awards may also be paid earlier to participants in certain circumstances: (i) a change in control (as defined in the LTIP); (ii) the participant’s death or disability; and (iii) the participant’s involuntary separation from service. Upon a participant’s separation from service after completing at least ten years of services and attaining age 65, a participant will also become fully vested in an award. Needham Bank may, however, in its discretion, provide for different criteria in a participant’s grant agreement. Grants made under the LTIP for 2024 were, in part, to recognize the accomplishment of completing the mutual-to-stock conversion and the Company’s initial stock offering and the overall quality of earnings of the Bank for the year.

Nonqualified Deferred Compensation Plan. Needham Bank sponsors the Needham Bank Nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”). Under the Deferred Compensation Plan, participants may elect to defer receiving up to 50% of their salary and 100% of their bonus or LTIP award. Each of the named executive officers is eligible to participate in the Deferred Compensation Plan. Mr. Campanelli participates in and makes deferrals under the Deferred Compensation Plan. Ms. Roberts and Mr. Lapointe did not elect to make deferrals under the Deferred Compensation Plan for 2025. At the time a participant makes the election to defer his or her salary and bonus, the participant must also elect the form and timing of the distribution of the deferrals. Each year, a participant’s deferral will be credited with earnings based on the rate established under the LTIP. A participant is always fully vested in their deferrals and the earnings on the deferrals.

Needham Bank may also make discretionary contributions on behalf of participants under the Deferred Compensation Plan. Discretionary contributions and any earnings on the discretionary contributions will vest after 36 months, unless Needham Bank designates a different vesting schedule at the time it makes the contribution. Discretionary contributions also fully vest upon a participant’s death, disability, retirement (after attaining age 65 and the completion of ten years of service) and a change in control. Needham Bank did not make discretionary contributions to the Deferred Compensation Plan for any of the named executive officers for 2025.

In general, in-service distributions (as elected by a participant) and distributions in connection with retirement may be made in annual installments over five or ten years or in a lump sum. Other distributions due to a separation from service (other than on account of retirement), will be made in a lump sum within sixty days following the separation from service. Distributions made on account of a participant’s death or disability are also made in a lump sum within sixty days of the date of death or disability. If elected by a participant, distributions may also be made in a lump sum within sixty days of a change in control (as defined in the plan). Participants may change their distribution elections if the changes comply with Section 409A of the Internal Revenue Code. Distributions may also be delayed or made upon certain hardships of the participant, provided the distributions comply with Section 409A of the Internal Revenue Code. Upon a termination for cause, a participant will be entitled to their deferrals under the plan but will forfeit any discretionary contributions made to the plan on their behalf.

Non-Qualified Deferred Compensation Plan for Officers. Needham Bank sponsors the Non-Qualified Deferred Compensation Plan for Officers of Needham Bank (the “Officers Deferred Compensation Plan”). Mr. Campanelli participates in the plan. Under the Officers Deferred Compensation Plan, as of each December 31, Needham Bank credits participants with a contribution equal to a percentage of the officer’s base compensation, as specified on a participation agreement related to the plan. For 2025, the contribution percentage for Mr. Campanelli was 20% of base salary. In addition, an officer may be credited with a discretionary contribution from time to time. Needham Bank credits earnings to the officer’s account each year based on the average percentage yield for five-year individual retirement accounts. The earnings rate may also be adjusted by Needham Bank based on the achievement of a performance metric established by the board of directors within 75 days of the beginning of the calendar year. The earnings rate for 2025 was 5.13%. Each officer becomes vested in the contributions and earnings credited on his or her behalf in accordance with the schedule set forth on his or her participation agreement. Under his participation agreement, Mr. Campanelli vested over a period of seven years (December 31, 2023) and is fully vested in the benefits. Their account also becomes fully vested in the event of their death or disability, an involuntary termination without cause and a change in control.

Upon a separation from service after attaining his benefit age (age 67 for Mr. Campanelli) or after becoming vested in his account balance, other than due to death, disability, cause, or a change in control, an officer will receive his or her vested benefit in a lump sum. An officer will also receive their account balance in a lump sum upon a change in control. Upon an officer becoming disabled, the officer will receive a lump sum payment of his or her account balance. If an officer dies while in service, the officer’s beneficiary will receive a lump payment equal to the officer’s account balance under the plan. If the officer dies after a separation from service but prior to receiving his or her benefits under the plan, the officer’s beneficiary will receive a lump sum payment equal to the remaining benefits due to the officer. If an officer is terminated for cause, all benefits under the plan are immediately forfeited. The plan also contains certain non-competition and non-solicitation provisions that an officer must adhere to upon a separation from service other than on account of cause, death, disability, or a change in control. In January 2025, the Officers Deferred Compensation Plan was modified to not allow additional participants from entering the plan.

36 NB Bancorp, Inc. | 2026 Proxy Statement

401(k) Plan. Needham Bank maintains a tax-qualified defined contribution plan under which eligible employees may elect to defer a portion of their compensation and receive certain employer contributions (the “401(k) Plan”). The named executive officers are eligible to participate in the 401(k) Plan on the same terms as other eligible employees of Needham Bank. Eligible employees who are at least 21 years of age generally become participants in the 401(k) Plan after they have been employed for one month.

Under the 401(k) Plan, a participant may elect to defer, on a pre-tax basis, between 1% and 75% of their eligible compensation. For 2025, the salary deferral contribution limit was $23,500, provided, however, that a participant over age 50 may contribute an additional $7,500 to the 401(k) Plan, for a total of $31,000. In addition to salary deferral contributions, Needham Bank makes matching contributions up to 8% of the participant’s compensation. A participant is immediately 100% vested in his or her salary deferral contributions. Participants become vested in employer contributions, including matching contributions, to the 401(k) Plan after completing three years of service.

Defined Benefit Pension Plan. Needham Bank participates in the Defined Benefit Plan (Plan C) of CBERA (the “Pension Plan”). Employees hired prior to April 1, 2018, and who attain age 21, are eligible to participate in the Pension Plan. The Pension Plan was frozen so that no employees hired after April 1, 2018, are eligible to participate in the Pension Plan. Mr. Campanelli participates in the Pension Plan. The normal annual retirement benefit under the Pension Plan equals 1.50% of the participant’s final average compensation (as defined in the Pension Plan) up to the participant’s “covered compensation” (i.e., the amount of compensation that may be taxed each year for purposes of social security) plus 0.50% of the participant’s compensation in excess of his or her covered compensation, multiplied by the participant’s years of credit service (up to a maximum of 25 years). A participant’s compensation since 1989 is considered under the Pension Plan. A participant’s normal retirement age under the Pension Plan is age 65 and a participant may retire early upon achieving age 55 with ten years of service or age 50 with 15 years of service. Participants begin vesting at the rate of 20% per year after completing two years of service (so that they are 100% vested after completing six years of service). The Pension Plan was hard frozen during the year ended December 31, 2023, whereby no further benefits would accrue and was terminated during the year ended December 31, 2024. The expense recognized in connection with the Pension Plan totaled approximately $480,000 and $390,000 for the years ended December 31, 2025 and 2024, respectively.

Needham Bank terminated the Pension Plan in 2024 and made a final contribution of $1.1 million in January 2025 and received a refund of $740,000 in August 2025 and the Pension Plan became fully liquidated at that time.

ESOP. In connection with the conversion, Needham Bank adopted an ESOP for eligible employees. Eligible employees include employees who have attained age 21 and have completed one year of service. Eligible employees enter the ESOP upon the first entry date commencing on or after the eligible employee’s completion of 1,000 hours of service during a continuous 12-month period. All of our named executive officers participate in the ESOP on the same terms as other eligible employees.

Each year, in connection with the annual ESOP loan payment, 1/20th of the unallocated ESOP shares held in the ESOP Trust are allocated to participant accounts based on each participant’s proportional share of eligible plan compensation relative to all participants in the ESOP. The record keeper for the ESOP allocates the released shares among the participants’ accounts based on each participant’s proportional share of compensation relative to all participants. Participants vest in their ESOP benefit after three years of service, such that the participants will be 100% vested upon completion of three years of credited services. Participants employed by the Bank immediately prior to the Bank’s mutual-to-stock conversion receive credit for vesting purposes for years of service prior to adoption of the ESOP. Participants also will become fully vested upon normal retirement, death or disability, a change in control, or termination of the ESOP. Generally, participants will receive distributions from the ESOP upon separation from service with the Bank. The ESOP reallocates any unvested shares forfeited upon termination of employment among the remaining participants.

Share Ownership Guidelines. Effective January 2025, the Company’s Board of Directors believes that the Company’s most senior executives (including its NEOs) should hold meaningful stock ownership positions in the Company, in part to align the NEOs’ interests with those of the Company’s shareholders. Under the management stock ownership guidelines, each NEO is required to hold shares of the Company’s stock, with the aggregate value, as set forth below:

Title	Multiple of Annual Base Salary
Chief Executive Officer	Five (5) Times
All Other Named Executive Officers	Three (3) Times

To attain this ownership threshold, each NEO will have the longer of five (5) years from (i) January 2025, which is the date of implementation of the stock ownership guidelines, or (ii) the date that an officer becomes an NEO. There shall be a one-year holding period for 50% of a NEO’s vested shares (except in order to satisfy tax withholding obligations or to satisfy payment of an option exercise price) until the NEO has met, and continues to meet, his or her applicable minimum holding requirement.

NB Bancorp, Inc. | 2026 Proxy Statement 37

Holdings that satisfy a NEO’s stock ownership requirement include all outstanding shares held directly, shares held through a 401(k) or ESOP, and all unvested time-based restricted shares awarded to a NEO. Unvested awards of performance-based restricted shares, stock options, warrants or other rights not listed above exercisable for or convertible into shares of common stock do not count towards satisfying the ownership requirement unless and until shares under such awards are issued to a NEO.

Compliance with stock ownership guidelines is evaluated annually as of the last business day of the calendar year. The value of stock held is based on the price at which the executive purchased or was awarded or allocated the shares. An NEO is not required to purchase additional shares to satisfy the applicable ownership requirement in the event of a decline in the Company’s stock price, but the NEO is generally prohibited from selling or transferring shares until the minimum ownership requirement has been achieved, except as otherwise determined by the Compensation Committee.

38 NB Bancorp, Inc. | 2026 Proxy Statement

Directors’ Compensation

The following table sets forth for the year ended December 31, 2024, certain information as to the total remuneration we paid to our non-employee directors. Director Campanelli does not receive fees for his service as a member of the Board of Directors.

	Fees Earned or	Restricted	All Other
	Paid in Cash	Stock Awards	Compensation	Total
Name	($)	($) (1)	($)	($)
Paul Ayoub	100,000	1,235,200	—	1,335,200
William Darcey	110,000	1,235,200	—	1,345,200
Susan Elliott	115,000	1,235,200	—	1,350,200
Angela Jackson	100,000	1,235,200	—	1,335,200
Christopher Lynch	110,000	1,235,200	—	1,345,200
Kenneth Montgomery	100,000	1,235,200	—	1,335,200
Joseph Nolan	100,000	1,235,200	—	1,335,200
Francis Orfanello	125,000	1,235,200	—	1,360,200
Hope Pascucci	100,000	1,235,200	—	1,335,200
Joseph Reilly (2)	12,500	—	—	12,500
Raza Shaikh	100,000	1,235,200	—	1,335,200
Mark Whalen	110,000	1,235,200	—	1,345,200

Director Fees. Directors receive an annual retainer (paid monthly) of $75,000. Directors also receive an annual committee retainer of $25,000 and chairs of committees will receive an annual fee of $10,000. Beginning in January 2025, the Lead Independent Director will receive an annual fee of $25,000 and the Audit Committee Chair will receive an additional $5,000 annual fee, for a total of $15,000. All other Board compensation remained the same for 2025. Beginning in 2026, Board compensation includes at least $50,000 payable in a restricted stock award with a one-year vesting term. Directors can elect to receive up to 100% of their annual Board compensation in restricted stock awards.

(1)	Represents the aggregate grant date fair value of restricted stock awards (“RSAs”) granted in 2025, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, which for RSAs was equal to the 10-day volume-weighted average price, resulting in a grant date value of $16.41 on April 24, 2025, multiplied by the number of RSAs in the grant.
(2)	Mr. Reilly joined the Board of Directors in November 2025, upon the acquisition of Provident Bancorp, Inc. and BankProv and his fees are prorated to reflect his partial year of service.

Director Retirement Plan. Needham Bank sponsors the Needham Bank Second Amended and Restated Director Retirement Plan (the “Director Retirement Plan”), in which non-employee directors participate. Under the Director Retirement Plan, a director who retires after his or her “Full Vesting Date” and on or after his or her 70th birthday, will receive the Normal Plan Benefit. The “Normal Plan Benefit” for directors as of December 31, 2024, equals the highest annual director fee amount paid to the director over the immediately preceding consecutive five calendar years. For directors as of January 1, 2025, the normal retirement benefit requires (i) a recommendation, together with a specific vesting schedule, of the Governance Committee and (ii) the majority vote by the Board of Directors (with the specific vesting schedule). An employee-director who also serves as Chairman of the Board of Directors is eligible for a benefit equal to the greater of (x) 1.25 times the highest paid director or (y) 70% of the previous Chairman’s five-year highest compensation. An employee-director not serving as Chairman will receive 70% of the average highest pay of all sitting directors. The benefit is paid monthly for 120 months. A director who retires after his or her full vesting date and on or after attaining age 62 will also receive the Normal Plan Benefit. The Full Vesting Date is accelerated in the event of a change in control. The Director Retirement Plan was frozen to new participants in 2023 and effective December 31, 2024, the Director Retirement Plan was hard frozen and no further benefits accrue under this plan.

If an individual dies while serving as a director, his or her beneficiary will receive the present value of the normal retirement benefit in a lump sum. If the director dies while receiving benefits, the beneficiary will receive a lump sum payment equal to the present value of the remaining benefits due to the director. A director who incurs a disability will be entitled to the normal benefit under the Director Retirement Plan. A director who is removed for cause is not entitled to any benefit under the Director Retirement Plan.

NB Bancorp, Inc. | 2026 Proxy Statement 39

Director Stock Ownership Guidelines. The Company’s Board of Directors believes that the Company’s directors, including the CEO, should hold meaningful equity ownership positions in the Company, in part to align the directors’ interests with those of the Company’s shareholders. Accordingly, effective January 2025, the Board of Directors adopted the stock ownership guidelines set forth below. Each director is expected to achieve the applicable stock ownership threshold within five years of either the date of initial implementation of the stock ownership guidelines (January 2025) or the date the director is first elected to the Board of Directors, whichever is later:

●	Non-employee directors shall hold at least four (4) times the value of their cash retainers in the aggregate value of shares of the Company’s stock;
●	The CEO shall hold at least five (5) times the value of his or her annual base salary in the aggregate value of shares of the Company’s stock; and
●	Any director who serves as an executive officer, other than the CEO, will be required to hold multiples of the value of his or her base salary in shares of the Company’s stock, depending on the position (and as set forth in the management stock ownership guidelines) and as established by the Compensation Committee.

There is a one year holding period for 50% of a director’s vested shares until the applicable minimum holding requirement described above has been met. Holdings that satisfy a director’s stock ownership requirements include all outstanding shares held and all restricted stock awarded to a director. Unvested awards of performance stock units, stock options, warrants or other rights not listed above exercisable for or convertible into shares of common stock will not count towards satisfying the ownership requirement unless and until shares under such awards are actually issued to a director.

Compliance with stock ownership guidelines is evaluated annually. A director is not required to purchase additional shares to satisfy the ownership requirement in the event of a decline in the Company’s stock price, but the director is generally prohibited from selling or transferring shares until the minimum ownership requirement has been achieved, except as otherwise determined by the Compensation Committee.

40 NB Bancorp, Inc. | 2026 Proxy Statement

PROPOSAL II—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm.

The Audit Committee engages in an annual evaluation of the independent registered public accounting firm. It considers, in particular, whether the retention of the firm is in the best interests of NB Bancorp and its shareholders, taking into account the firm’s quality of service, the firm’s institutional knowledge and experience, our operations and businesses, the firm’s sufficiency of resources, the quality of the communication and interaction with the firm, and the firm’s independence, objectivity, and professional skepticism. The Audit Committee also considers the advisability and potential impact of selecting a different independent registered public accounting firm.

The Audit Committee of NB Bancorp has approved the engagement of Elliott Davis, LLC to be our independent registered public accounting firm for the year ending December 31, 2026, subject to the ratification of the engagement by our stockholders. At the annual meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of Elliott Davis, LLC for the year ending December 31, 2026.

Even if the engagement of Elliott Davis, LLC is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of NB Bancorp, Inc. and its stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Elliott Davis, LLC during the years ended December 31, 2025 and 2024.

	2025	2024
Audit Fees	$584,524	$459,900
Audit-Related Fees	—	—
Total Fees	$584,524	$459,900

Audit Fees. Audit fees include aggregate fees billed for professional services for the audit of NB Bancorp’s annual consolidated financial statements for the years ended December 31, 2025 and 2024 and the review of the consolidated financial statements included in the Company's quarterly reports on the Form 10-Q, including out-of-pocket expenses. Included in 2025 audit fees are fees related to audit procedures associated with the Provident Acquisition.

The Audit Committee has considered whether the provision of non-audit services, which relate primarily to the Company’s initial public offering and review of related information, was compatible with maintaining the independence of Elliott Davis, LLC. The Audit Committee concluded that performing such services did not affect the independence of Elliott Davis, LLC in performing its function as our independent registered public accounting firm.

The Audit Committee’s current policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended. These services may include audit services, audit-related services, tax services and other services.

The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee pre-approved 100% of audit-related fees billed and paid during the years ended December 31, 2025 and 2024, as indicated in the table above.

The Board of Directors recommends a vote “FOR” the ratification of Elliott Davis, LLC as independent registered public accounting firm for the year ending December 31, 2026.

NB Bancorp, Inc. | 2026 Proxy Statement 41

Stockholder Proposals And Nominations

The Company’s Bylaws generally provide that any stockholder desiring to make a proposal for new business at a meeting of stockholders or to nominate one or more candidates for election as directors at a meeting of stockholders must have given timely notice thereof in writing to the Corporate Secretary of the Company. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the board of directors, our Corporate Secretary must receive written notice not earlier than the 100th day nor later than the 90th day prior to the anniversary of the prior year’s annual meeting; provided, however, that in the event the date of the annual meeting is advanced more than 30 days prior to the anniversary of the preceding year’s annual meeting, then, to be timely, notice by the stockholder must be so received no earlier than the day on which public disclosure of the date of such annual meeting is first and made not later than the tenth day following the earlier of the day notice of the meeting was mailed to stockholders or such public announcement was made.

The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on our books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

The notice with respect to director nominations must include: (a) as to each person whom the stockholder proposes to nominate for election as a director, (i) all information relating to such person that would indicate such person’s qualification to serve on our Board of Directors; (ii) an affidavit that such person would not be disqualified under the provisions of Article II, Section 12 of our Bylaws; (iii) such information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, or any successor rule or regulation; and (iv) a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected; and (b) as to the stockholder giving the notice: (i) the name and address of such stockholder as they appear on our books and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder and such beneficial owner; (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; (v) whether such stockholder intends to solicit proxies in support of director nominees other than the Corporation’s nominees in accordance with the Exchange Act and the rules and regulations promulgated thereunder; and (vi) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation.

The 2027 annual meeting of stockholders is expected to be held May 5, 2027. Advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be given to us no later than February 4, 2027 and no earlier than January 25, 2027. If notice is received after February 4, 2027 or earlier than January 25, 2027, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

Failure to comply with these advance notice requirements will preclude such new business or nominations from being considered at the meeting.

42 NB Bancorp, Inc. | 2026 Proxy Statement

Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal or nomination is received.

In order to be eligible for inclusion in the proxy materials for our 2027 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at NB Bancorp’s executive office, 1063 Great Plain Avenue, Needham, Massachusetts 02492, no later than November 27, 2026, which is 120 days prior to the first anniversary of the date we expect to mail these proxy materials. If the date of the 2027 Annual Meeting of Stockholders is changed by more than 30 days, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

Additionally, to comply with the universal proxy rules for our 2027 annual meeting of stockholders, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than 60 days before the anniversary of the prior year’s annual meeting.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the annual meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

MISCELLANEOUS

A COPY OF NB BANCORP, INC.’S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2025 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, 1063 GREAT PLAIN AVENUE, NEEDHAM, MASSACHUSETTS 02492 OR BY CALLING (781) 444-2100.

NB Bancorp, Inc. | 2026 Proxy Statement 43

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

NB Bancorp’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, and the 2025 Annual Report are each available on the Internet at https://nbbancorp.com/financials/.

By Order of the Board of Directors

Denise Dunn
Corporate Secretary

Needham, Massachusetts
March 27, 2026

44 NB Bancorp, Inc. | 2026 Proxy Statement

e-Delivery

Help Us Help the Environment

We encourage all shareholders to voluntarily elect to receive all proxy materials electronically. This helps reduce the paper mailed to you and supports our goal of minimizing our environmental footprint.

SIGN UP FOR E-DELIVERY AT PROXYVOTE.COM. Please have your 16-digit control number available.	BENEFITS OF E-DELIVERY: ● immediate and convenient access to the materials ● helps us reduce our impact on the environment ● helps us reduce our printing and mailing costs

Our Environmental Impact

By electing our E-Delivery initiative, you could help us to eliminate 2,358 sets of proxy materials from being produced and mailed. The estimated 2,000 pounds of paper being saved in this process represent the following:

4 tons of wood saved or the equivalent of 25 trees	22,100 gallons of water saved or the equivalent of filling 1 swimming pool
26.3 million BTUs saved or the equivalent of 31 residential refrigerators operating for one year	1,150 pounds of solid waste saved
14,400 pounds of CO2 equivalent saved or the equivalent of 1.3 cars operating for one year

Environmental impact estimates are calculated using the Environmental Paper Network Paper Calculator. For more information, visit www.papercalculator.org.

NB Bancorp, Inc. | 2026 Proxy Statement 45

Q&A

Q	Why am I receiving these materials?
A

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of NB Bancorp, Inc. (“NB Bancorp” or the “Company”) to be used at the Annual Meeting of Stockholders, which will be held on Wednesday, April 29, 2026, at 12:00 p.m., Eastern time, at Wellesley Gateway, 93 Worcester Street, Wellesley, MA 02481 and all adjournments of the annual meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about March 27, 2026.

Q	How may I revoke my proxy?
A

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of NB Bancorp, Inc. will be voted in accordance with the directions given thereon. Please sign and return your proxy card in the postage paid envelope provided or follow the instructions to vote via the internet or mobile voting per the instructions on the enclosed proxy card. Where no instructions are indicated on the proxy card, signed proxies will be voted “FOR” the election of the nominees for director named herein and “FOR” the ratification of the appointment of Elliott Davis, LLC as our independent registered public accounting firm for the year ending December 31, 2026.

Proxies may be revoked by sending written notice of revocation to the Corporate Secretary of NB Bancorp, Inc. at the address shown above, by filing a duly executed proxy bearing a later date, by following the internet or telephone instructions on the enclosed proxy card, or by voting at the annual meeting. The presence at the annual meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder votes during the annual meeting or submits a written revocation to our Corporate Secretary prior to the voting of such proxy.

If you have any questions about giving your proxy or require assistance, please call Denise Dunn, Corporate Secretary, at 781-474-5568.

Q	How may I attend the meeting?
A

If you were a stockholder as of the close of business on March 6, 2026, you may attend the meeting. As a registered stockholder, you received a proxy card with this proxy statement.

If your shares of Company common stock are held by a bank, broker or other nominee, you will need to contact your bank, broker or other nominee and obtain a legal proxy if you wish to attend and vote at the annual meeting. The contact information for Continental Stock Transfer is (917) 262-2373, or proxy@continentalstock.com.

Q	Who pays the cost of proxy solicitation?
A

If we elect to use proxy solicitors, we will pay the cost of the proxy solicitation. Our directors, executive officers and other employees may solicit proxies by mail, personally, by telephone, by press release, by facsimile transmission or by other electronic means. No additional compensation will be paid to our directors, executive officers or employees for such services. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock. As of the date of this mailing, we have not engaged a proxy solicitor to assist in this process.

46 NB Bancorp, Inc. | 2026 Proxy Statement

The Nuvo Group Date: 3/13/2026 10:33 Document: NB Bancorp, Inc. 401(k) Card Job: 204668 Revision No: 3 ▼ FOLD HERE◦DO NOT SEPARATE◦INSERT IN THE ENVELOPE PROVIDED ▼ NB BANCORP, INC. PLEASE DO NOT RETURN THE 401(k) VOTE AUTHORIZATION FORM IF YOU ARE VOTING ELECTRONICALLY. 2026 YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet – QUICK ★★★ EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail 401(k) VOTE AUTHORIZATION FORM THIS 401(k) VOTE AUTHORIZATION FORM IS SOLICITED ON BEHALF OF THE BOARD OF 401(k) TRUSTEE NB BANCORP, INC. The undersigned hereby directs the trustee for the Needham Bank 401(k) Plan (the “401(k)”) to vote the shares of NB Bancorp, Inc (the “Company”) common stock deemed allocated to the undersigned’s account at the Annual Meeting of Stockholders of the Company to be held at: Wellesley Gateway at 93 Worcester Street, Wellesley, MA 02481 on Wednesday, April 29, 2026 at 12:00 p.m. (Eastern time), or at any adjournment or postponement thereof. If this form is not returned in a timely manner, the share of common stock allocated to the participant’s 401(k) account will be voted in the same proportion as shares for which the 401(k) Trustee has received timely voting instructions to vote on the proposals, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. If any other business is brought before the Annual Meeting, the 401(k) Trustee will vote shares in the manner intended to represent the best interest of participants and beneficiaries of the 401(k). At the present time, the 401(k) Trustee knows of no other business to be brought before the Annual Meeting. THIS 401(k) VOTE AUTHORIZATION FORM WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED (Continued and to be marked, dated and signed, on the other side) Your Internet vote authorizes the 401(k) Trustee to vote your shares in the same manner as if you marked, signed and returned your 401(k) Vote Authorization Form. Votes submitted electronically over the Internet must be received by 11:59 p.m. Eastern Time, on April 22, 2026. INTERNET www.cstproxyvote.com Use the Internet to vote your proxy. Have your 401(k) Vote Authorization Form available when you access the above website. Follow the prompts to vote your shares. MOBILE VOTING On the Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▼ FOLD HERE◦DO NOT SEPARATE◦INSERT IN THE ENVELOPE PROVIDED ▼ The Nuvo Group Date: 3/13/2026 10:33 Document: NB Bancorp, Inc. 401(k) Card Job: 204668 Revision No: 3 Signature Signature, if held jointly Date_______________________, 2026 2026 Important Notice Regarding the Internet Availability of Proxy Materials for the 2026 Annual Meeting of Stockholders To view the Proxy Statement and the Annual Report, please go to: https://www.cstproxy.com/nbbancorp/2026 401(k) VOTE AUTHORIZATION FORM THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. 1. To elect five nominees named in the proxy statement as directors, each to serve for a three-year period and until their respective successors shall have been elected and qualified. A. Paul Ayoub B. Joseph Campanelli C. William Darcey D. Joseph Reilly E. Mark Whalen To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below: 2. To ratify the appointment of Elliott Davis, LLC as our independent registered public accounting firm for the year ending December 31, 2026. CONTROL NUMBER FOR ALL WITHHOLD ALL FOR ALL EXCEPT FOR AGAINST ABSTAIN Please mark your vote like this

The Nuvo Group Date: 3/11/2026 16:48 Document: NB Bancorp, Inc.ESOP Voting Instruction Card Job: 204668 Revision No: 1 ▼ FOLD HERE◦DO NOT SEPARATE◦INSERT IN THE ENVELOPE PROVIDED ▼ NB BANCORP, INC. PLEASE DO NOT RETURN THE ESOP VOTING INSTRUCTION CARD IF YOU ARE VOTING ELECTRONICALLY. 2026 YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet – QUICK ★★★ EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail ESOP VOTING INSTRUCTION CARD NB BANCORP, INC. The undersigned hereby directs Community Bank of Pleasant Hill (the “ESOP Trustee”) as trustee of the Trust established under the Bank Prov Employee Stock Ownership Plan (the “ESOP”) to vote all of the shares of common stock of NB Bancorp, Inc. held of record by the undersigned at the close of the business on March 6, 2026 at the Annual Meeting of Stockholders of NB Bancorp, Inc. to be held at: Wellesley Gateway at 93 Worcester Street, Wellesley, MA 02481 on Wednesday, April 29, 2026 at 12:00 p.m. (Eastern Time), or at any adjournment or postponement thereof. THIS ESOP VOTING INSTRUCTION CARD WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE ESOP VOTING INSTRUCTION CARD WILL BE VOTED IN FAVOR OF ALL NOMINEES IN PROPOSAL 1 AND PROPOSAL 2 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS ESOP VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed, on the other side) Your Mobile or Internet vote authorizes the ESOP Trustee to vote your deemed shares as allocated under ESOP in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on April 22, 2026. INTERNET www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MOBILE VOTING On the Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

The Nuvo Group Date: 3/11/2026 16:48 Document: NB Bancorp, Inc. ESOP Voting Instruction Card Job: 204668 Revision No: 1 Signature Name of ESOP Participant Date_______________________, 2026 Note: The undersigned acknowledges receipt from the Company prior to the execution of this voting instruction card of the Notice of the Annual Meeting, a Proxy Statement for the Annual Meeting and the Company’s 2025 Annual Report on Form 10-K. ▼ FOLD HERE◦DO NOT SEPARATE◦INSERT IN THE ENVELOPE PROVIDED ▼ 2026 Important Notice Regarding the Internet Availability of Proxy Materials for the 2026 Annual Meeting of Stockholders To view the Proxy Statement and the Annual Report, please go to: https://www.cstproxy.com/nbbancorp/2026 ESOP VOTING INSTRUCTION CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. 1. To elect five nominees named in the proxy statement as directors, each to serve for a three-year period and until their respective successors shall have been elected and qualified. A. Paul Ayoub B. Joseph Campanelli C. William Darcey D. Joseph Reilly E. Mark Whalen To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below: 2. To ratify the appointment of Elliott Davis, LLC as our independent registered public accounting firm for the year ending December 31, 2026. CONTROL NUMBER FOR ALL WITHHOLD ALL FOR ALL EXCEPT FOR AGAINST ABSTAIN Please mark your vote like this

The Nuvo Group Date: 3/11/26 15:34 Document: NB Bancorp, Inc. ESOP Voting Instruction Card Job #: 204668 Revision No: 2 ▼ FOLD HERE◦DO NOT SEPARATE◦INSERT IN THE ENVELOPE PROVIDED ▼ NB BANCORP, INC. PLEASE DO NOT RETURN THE ESOP VOTING INSTRUCTION CARDIF YOU ARE VOTING ELECTRONICALLY. 2026 YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet – QUICK ★★★ EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail ESOP VOTING INSTRUCTION CARD NB BANCORP, INC. The undersigned hereby directs Principal Trust Company (the “ESOP Trustee”) as trustee of the Trust established under the Needham Bank Employee Stock Ownership Plan (the “ESOP”) to vote all of the shares of common stock of NB Bancorp, Inc. held of record by the undersigned at the close of the business on March 6, 2026 at the Annual Meeting of Stockholders of NB Bancorp, Inc. to be held at: Wellesley Gateway at 93 Worcester Street, Wellesley, MA 02481 on Wednesday, April 29, 2026 at 12:00 p.m. (Eastern Time), or at any adjournment or postponement thereof. THIS ESOP VOTING INSTRUCTION CARD WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE ESOP VOTING INSTRUCTION CARD WILL BE VOTED IN FAVOR OF ALL NOMINEES IN PROPOSAL 1 AND PROPOSAL 2 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS ESOP VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed, on the other side) Your Mobile or Internet vote authorizes the ESOP Trustee to vote your deemed shares as allocated under ESOP in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on April 22, 2026. INTERNET www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MOBILE VOTING On the Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▼ FOLD HERE◦DO NOT SEPARATE◦INSERT IN THE ENVELOPE PROVIDED ▼ The Nuvo Group Date: 3/11/2026 15:34 Document: NB Bancorp, Inc. ESOP Voting Instruction Card Job #: 204668 Revision No: 2 Signature Name of ESOP Participant Date_______________________, 2026 Note: The undersigned acknowledges receipt from the Company prior to the execution of this voting instruction card of the Notice of the Annual Meeting, a Proxy Statement for the Annual Meeting and the Company’s 2025 Annual Report on Form 10-K. 2026 Important Notice Regarding the Internet Availability of Proxy Materials for the 2026 Annual Meeting of Stockholders To view the Proxy Statement and the Annual Report, please go to: https://www.cstproxy.com/nbbancorp/2026 ESOP VOTING INSTRUCTION CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. 1. To elect five nominees named in the proxy statement as directors, each to serve for a three-year period and until their respective successors shall have been elected and qualified. A. Paul Ayoub B. Joseph Campanelli C. William Darcey D. Joseph Reilly E. Mark Whalen To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below: 2. To ratify the appointment of Elliott Davis, LLC as our independent registered public accounting firm for the year ending December 31, 2026. CONTROL NUMBER FOR ALL WITHHOLD ALL FOR ALL EXCEPT FOR AGAINST ABSTAIN Please mark your vote like this

The Nuvo Group Date: 3/11/2026 16:01 Document: NB Bancorp, Inc. Proxy Card Job: 204668 Revision No: 2 ▼ FOLD HERE◦DO NOT SEPARATE◦INSERT IN THE ENVELOPE PROVIDED ▼ NB BANCORP, INC. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. 2026 YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet – QUICK ★★★ EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail PROXY CARD THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS NB BANCORP, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 29, 2026 The undersigned hereby directs NB Bancorp, Inc.'s Board of Directors and each of them, as proxies, each with the power to appoint his/her substitute, and authorizes each of them to represent and to vote all of the shares of common stock of NB Bancorp, Inc. held of record by the undersigned at the close of the business on March 6, 2026 at the Annual Meeting of Stockholders of NB Bancorp, Inc. to be held at: Wellesley Gateway at 93 Worcester Street, Wellesley, MA 02481 on Wednesday, April 29, 2026 at 12:00 p.m. (Eastern Time), or at any adjournment or postponement thereof. THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY CARD WILL BE VOTED IN FAVOR OF ALL NOMINEES IN PROPOSAL 1 AND PROPOSAL 2 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed, on the other side) Your Mobile or Internet vote authorizes the named proxies to vote your deemed shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on April 28, 2026 INTERNET www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MOBILE VOTING On the Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▼ FOLD HERE◦DO NOT SEPARATE◦INSERT IN THE ENVELOPE PROVIDED ▼ The Nuvo Group Date: 3/11/2026 16:01 Document: NB Bancorp, Inc. Proxy Card Job: 204668 Revision No: 2 Signature Signature, if held jointly Date_______________________, 2026 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please sign title as such. 2026 Important Notice Regarding the Internet Availability of Proxy Materials for the 2026 Annual Meeting of Stockholders To view the Proxy Statement and the Annual Report, please go to: https://www.cstproxy.com/nbbancorp/2026 PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. 1. To elect five nominees named in the proxy statement as directors, each to serve for a three-year period and until their respective successors shall have been elected and qualified. A. Paul Ayoub B. Joseph Campanelli C. William Darcey D. Joseph Reilly E. Mark Whalen To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below: 2. To ratify the appointment of Elliott Davis, LLC as our independent registered public accounting firm for the year ending December 31, 2026. CONTROL NUMBER FOR ALL WITHHOLD ALL FOR ALL EXCEPT FOR AGAINST ABSTAIN Please mark your vote like this